As filed with the Securities and Exchange Commission on January 26, 2012
File No. 33-89088
811-8972

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
POST EFFECTIVE AMENDMENT NO. 20
TO
Form S-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
ON FORM N-8B-2
A. Exact name of Trust:
SPDR S&P MIDCAP 400 ETF TRUST
(formerly: MIDCAP SPDR TRUST SERIES 1)
B. Name of Depositor:
PDR SERVICES LLC
C. Complete address of Depositor’s principal executive office:
PDR SERVICES LLC
c/o NYSE Euronext
11 Wall Street
New York, New York 10005
D. Name and complete address of agent for service:
Marija Willen, Esq.
PDR SERVICES LLC
c/o NYSE Euronext
11 Wall Street
New York, New York 10005
Copy to:
Nora M. Jordan, Esq.
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
E. Title of securities being registered:
An indefinite number of Trust Units pursuant to Rule 24f-2 under the Investment Company Act of 1940.
F. Approximate date of proposed public offering:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
☑	Check box if it is proposed that this filing should become effective on January 26, 2012 at 5:00 p.m. pursuant to paragraph (b) of Rule 485.

SPDR S&P MIDCAP 400 ETF TRUST
Cross Reference Sheet
Pursuant to Regulation C
Under the Securities Act of 1933, as amended
(Form N-8B-2 Items required by Instruction 1
as to Prospectus in Form S-6)

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus
I. Organization and General Information
1.	(a) Name of Trust	Prospectus Front Cover
	(b) Title of securities issued	Prospectus Front Cover
2.	Name, address and Internal Revenue Service Employer Identification Number of depositor	Sponsor
3.	Name, address and Internal Revenue Service Employer Identification Number of trustee	Trustee
4.	Name, address and Internal Revenue Service Employer Identification Number of principal underwriter	*
5.	State of organization of Trust	Highlights
6.	(a) Dates of execution and termination of Trust Agreement	Summary — Essential Information as of September 30, 2011
	(b) Dates of execution and termination of Trust Agreement	Same as set forth in 6(a)
7.	Changes of name	*
8.	Fiscal Year	Summary — Essential Information as of September 30, 2011
9.	Material Litigation	*

II. General Description of the Trust and Securities of the Trust
10.	(a) Registered or bearer securities	Creation of Creation Units — Securities Depository; Book-Entry-Only System
	(b) Cumulative or distributive	Summary — Essential Information as of September 30, 2011
	(c) Rights of holders as to withdrawal or redemption	Redemption of Trust Units
	(d) Rights of holders as to conversion, transfer, etc.	Administration of the Trust — Rights of Beneficial Owners
	(e) Lapses or defaults in principal payments with respect to periodic payment plan certificates	*
	(f) Voting rights	Administration of the Trust — Rights of Beneficial Owners
(g) Notice to holders as to change in:
	(1) Composition of Trust assets	*

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus
	(2) Terms and conditions of Trust’s securities	Administration of the Trust — Amendments to the Trust Agreement
	(3) Provisions of Trust Agreement	Same as set forth in 10(g)(2)
	(4) Identity of depositor and trustee	Sponsor; Trustee
(h) Consent of holders required to change:
	(1) Composition of Trust assets	The Portfolio
	(2) Terms and conditions of Trust’s securities	Administration of the Trust — Amendments to the Trust Agreement
	(3) Provisions of Trust Agreement	Same as set forth in 10(h)(2)
	(4) Identity of depositor and trustee	Sponsor; Trustee
	(i) Other principal features of the securities	The Trust
11.	Type of securities comprising units	The Portfolio
12.	Certain information regarding securities comprising periodic payment certificates	*
13.	(a) Certain information regarding loads, fees, expenses and charges	Expenses of the Trust; Redemption of Trust Units
	(b) Certain information regarding periodic payment plan certificates	*
	(c) Certain percentages	Same as set forth in 13(a)
	(d) Reasons for certain differences in prices	*
	(e) Certain other loads, fees, or charges payable by holders	*
	(f) Certain profits receivable by depositor, principal underwriters, custodian, trustee or affiliated persons	The Portfolio — Adjustments to the Portfolio Deposit
	(g) Ratio of annual charges and deductions to income	*
14.	Issuance of Trust’s securities	Creation of Creation Units
15.	Receipt and handling of payments from purchasers	The Trust
16.	Acquisition and disposition of underlying securities	Creation of Creation Units; The Portfolio; Administration of the Trust
17.	(a) Withdrawal or redemption by holders	Administration of the Trust — Rights of Beneficial Owners; Redemption of Trust Units
	(b) Persons entitled or required to redeem or repurchase securities	Same as set forth in 17(a)
	(c) Cancellation or resale of repurchased or redeemed securities	Same as set forth in 17(a)
18.	(a) Receipt, custody and disposition of income	Administration of the Trust — Distributions to Beneficial Owners
	(b) Reinvestment of distributions	Dividend Reinvestment Service
	(c) Reserves or special funds	Administration of the Trust — Distributions to Beneficial Owners

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus
	(d) Schedule of distributions	*
19.	Records, accounts and reports	The S&P MidCap 400 Index; Administration of the Trust — Distributions to Beneficial Owners; Administration of the Trust — Statements to Beneficial Owners; Annual Reports; Expenses of the Trust
20.	Certain miscellaneous provisions of Trust Agreement
	(a) Amendments	Administration of the Trust — Amendments to the Trust Agreement
	(b) Extension or termination	Administration of the Trust — Amendments to the Trust Agreement; Administration of the Trust — Termination of the Trust Agreement; Summary — Essential Information as of September 30, 2011
	(c) Removal or resignation of trustee	Trustee
	(d) Successor trustee	Same as set forth in 20(c)
	(e) Removal or resignation of depositor	Sponsor
	(f) Successor depositor	Same as set forth in 20(e)
21.	Loans to security holders	*
22.	Limitations on liabilities	Trustee; Sponsor
23.	Bonding arrangements	*
24.	Other material provisions of Trust Agreement	*

III. Organization, Personnel and Affiliated Persons of Depositor
25.	Organization of depositor	Sponsor
26.	Fees received by depositor	*
27.	Business of depositor	Sponsor
28.	Certain information as to officials and affiliated persons of depositor	Sponsor
29.	Ownership of voting securities of depositor	Sponsor
30.	Persons controlling depositor	Sponsor
31.	Payments by depositor for certain services rendered to Trust	*
32.	Payments by depositor for certain other services rendered to Trust	*
33.	Remuneration of employees of depositor for certain services rendered to Trust	*
34.	Compensation of other persons for certain services rendered to Trust	*

IV. Distribution and Redemption of Securities

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus
35.	Distribution of Trust’s securities in states	*
36.	Suspension of sales of Trust’s securities	*
37.	Denial or revocation of authority to distribute	*
38.	(a) Method of distribution	Creation of Creation Units
	(b) Underwriting agreements	Highlights
	(c) Selling agreements	Same as set forth in 38(b)
39.	(a) Organization of principal underwriter	Highlights
	(b) NASD membership of principal underwriter	Highlights
40.	Certain fees received by principal underwriters	*
41.	(a) Business of principal underwriters	Highlights
	(b) Branch offices of principal underwriters	*
	(c) Salesmen of principal underwriters	*
42.	Ownership of Trust’s securities by certain persons	*
43.	Certain brokerage commissions received by principal underwriters	*
44.	(a) Method of valuation for determining offering price	The Portfolio; Valuation
	(b) Schedule as to components of offering price	*
	(c) Variation in offering price to certain persons	*
45.	Suspension of redemption rights	Redemption of Trust Units
46.	(a) Certain information regarding redemption or withdrawal valuation	Valuation; Redemption of Trust Units
	(b) Schedule as to components of redemption price	*
47.	Maintenance of position in underlying securities	The Trust; The Portfolio; Valuation; Administration of the Trust — Distribution to Beneficial Owners

V. Information Concerning the Trustee or Custodian
48.	Organization and regulation of trustee	Trustee
49.	Fees and expenses of trustee	Expenses of the Trust; Redemption of Trust Units
50.	Trustee’s lien	Expenses of the Trust; Redemption of Trust Units

VI. Information Concerning Insurance of Holders of Securities
51.	(a) Name and address of insurance company	*
	(b) Types of policies	*
	(c) Types of risks insured and excluded	*
	(d) Coverage	*
	(e) Beneficiaries	*
	(f) Terms and manner of cancellation	*

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus
	(g) Method of determining premiums	*
	(h) Aggregate premiums paid	*
	(i) Recipients of premiums	*
	(j) Other material provisions of Trust Agreement relating to insurance	*

VII. Policy of Registrant
52.	(a) Method of selecting and eliminating securities from the Trust	Creation of Creation Units; The Portfolio; Administration of the Trust
	(b) Elimination of securities from the Trust	The Portfolio
	(c) Policy of Trust regarding substitution and elimination of securities	The Portfolio; Administration of the Trust
	(d) Description of any other fundamental policy of the Trust	*
	(e) Code of Ethics pursuant to Rule 17j-1 of the 1940 Act	Code of Ethics
53.	(a) Taxable status of the Trust	Federal Income Taxes
	(b) Qualification of the Trust as a regulated investment company	Same as set forth in 53(b)

VIII. Financial and Statistical Information
54.	Information regarding the Trust’s last ten fiscal years	*
55.	Certain information regarding periodic payment plan certificates	*
56.	Certain information regarding periodic payment plan certificates	*
57.	Certain information regarding periodic payment plan certificates	*
58.	Certain information regarding periodic payment plan certificates	*
59.	Financial statements (Instruction 1(c) to Form S-6)	*

*	Not applicable, answer negative or not required.

v

Undertaking to File Reports
     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulations of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Prospectus

SPDR® S&P MIDCAP 400® ETF Trust
(“SPDR MIDCAP 400 Trust”)
(A Unit Investment Trust)

•	SPDR MidCap 400 Trust is an exchange traded fund designed to generally correspond to the price and yield performance of the S&P MidCap 400 Indextm.

•	SPDR MidCap 400 Trust holds all of the S&P MidCap 400 Index stocks.

•	Each Unit represents an undivided ownership interest in the SPDR MidCap 400 Trust.

•	The SPDR MidCap 400 Trust issues and redeems Units only in multiples of 25,000 Units in exchange for S&P MidCap 400 Index stocks and cash.

•	Individual Trust Units trade on NYSE Arca, Inc., like any other equity security.

•	Minimum trading unit: 1 Trust Unit.

SPONSOR: PDR SERVICES LLC
(Wholly Owned by NYSE Euronext)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus Dated January 26, 2012

COPYRIGHT 2012 PDR Services LLC

SPDR MIDCAP 400 TRUST

“Standard & Poor’s®,” “S&P®,” “SPDR®,” “S&P MidCap 400®,” “Standard & Poor’s MidCap 400 Indextm,” “S&P MidCap 400 Indextm” and “Standard & Poor’s MidCap 400 Depositary Receiptstm” are trademarks of Standard & Poor’s Financial Services LLC, an affiliate of The McGraw-Hill Companies, Inc. State Street Global Markets, LLC is permitted to use these trademarks pursuant to a “License Agreement” with Standard & Poor’s Financial Services LLC and SPDR MidCap 400 Trust is permitted to use these trademarks pursuant to a sublicense from State Street Global Markets, LLC. SPDR MidCap 400 Trust, is not, however, sponsored by or affiliated with Standard & Poor’s Financial Services LLC or The McGraw-Hill Companies, Inc.

i

SUMMARY

Essential Information as of September 30, 2011*

Glossary:	All defined terms used in this Prospectus and page numbers on which their definitions appear are listed in the Glossary.

Total Trust Assets:	$8,243,964,129

Net Trust Assets:	$7,730,556,939

Number of Trust Units:	54,425,910

Fractional Undivided Interest in the Trust Represented by each Unit:	1/54,425,910

Dividend Record Dates:	Quarterly, on the second (2nd) Business Day after the third (3rd) Friday in each of March, June, September and December.

Dividend Payment Dates:	Quarterly, on the last Business Day of April, July, October and January.

Trustee’s Annual Fee:	From 0.10% to 0.14%, based on the NAV of the Trust, as the same may be reduced by certain amounts, plus the Transaction Fee.**

Estimated Ordinary Operating Expenses of the Trust:	0.25% (inclusive of Trustee’s annual fee).**

Net Asset Value per Unit (based on the value of the Portfolio Securities, other net assets of the Trust and number of Units outstanding):	$142.04

Evaluation Time:	Closing time of the regular trading session on the New York Stock Exchange LLC (ordinarily 4:00 p.m. New York time).

Licensor:	Standard & Poor’s Financial Services LLC, an affiliate of The McGraw-Hill Companies, Inc.

Mandatory Termination Date:	The Trust is scheduled to terminate no later than April 27, 2120, but may terminate earlier under certain circumstances.

Discretionary Termination:	Trust may be terminated if the value of the securities held by the Trust is less than $100,000,000, as such amount shall be adjusted for inflation. The Trust may also be terminated under other circumstances.

Fiscal Year End:	September 30

Market Symbol:	Units trade on NYSE Arca, Inc. under the symbol “MDY”.

CUSIP:	78467Y107

*	The Trust Agreement became effective, the initial deposit was made, and the Trust commenced operation on April 27, 1995 (“Initial Date of Deposit”).

**	Ordinary operating expenses are currently being accrued at an annual rate of 0.25%. Last year’s operating expenses were 0.25%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.25% of the Trust’s daily NAV and such rate may be changed without notice. Until further notice, the Sponsor has undertaken that the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is 0.30% of the daily NAV of the Trust. Thereafter, such amount may be changed and may exceed 0.30%. There is no guarantee that the Trust’s ordinary operating expenses will not exceed such 0.30% rate.

Highlights

•	Units are Ownership Interests in the SPDR MidCap 400 Trust

The SPDR MidCap 400 Trust (the “Trust”) is a unit investment trust that issues securities called “Trust Units” or “Units.” The Trust is organized under New York law and is governed by a trust agreement between The Bank of New York Mellon (the “Trustee”) and PDR Services LLC (the “Sponsor”), dated and executed as of April 27, 1995, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940. Trust Units represent an undivided ownership interest in a portfolio of all of the common stocks (“Portfolio Securities” or, collectively, “Portfolio”) of the Standard & Poor’s MidCap 400 Indextm (“S&P MidCap 400 Index”).

•	Units Should Closely Track the Value of the Stocks Included in the S&P MidCap 400 Index

The investment objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P MidCap 400 Index. Current information regarding the value of the S&P MidCap 400 Index is available from market information services. Standard & Poor’s Financial Services LLC, an affiliate of The McGraw-Hill Companies, Inc. (“S&P”), obtains information for inclusion in, or for use in the calculation of, the S&P MidCap 400 Index from sources S&P considers reliable. None of S&P, the Sponsor, the Trust, the Trustee or the NYSE Arca, Inc. or its affiliates accepts responsibility for or guarantees the accuracy and/or completeness of the S&P MidCap 400 Index or any data included in the S&P MidCap 400 Index.

The Trust holds the Portfolio and cash and is not actively “managed” by traditional methods, which would typically involve effecting changes in the Portfolio on the basis of judgments made relating to economic, financial and market considerations. To maintain the correspondence between the composition and weightings of Portfolio Securities and component stocks of the S&P MidCap 400 Index (“Index Securities”), the Trustee adjusts the Portfolio from time to time to conform to periodic changes in the identity and/or relative weightings of Index Securities. The Trustee aggregates certain of these adjustments and makes changes to the Portfolio at least monthly, or more frequently in the case of significant changes to the S&P MidCap 400 Index. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit (as defined below in “Highlights — Creation Orders Must be Placed with the Distributor”) effective on any day that the New York Stock Exchange LLC (the “NYSE”) is open for business (“Business Day”) following the day on which the change to the S&P MidCap 400 Index takes effect after the close of the market. The value of Trust Units fluctuates in relation to changes in the value of the Portfolio. The market price of each individual Unit may not be identical to the net asset value (“NAV”) of such Unit but, historically, these two valuations have been very close.

•	Units are Listed and Trade on NYSE Arca, Inc.

Units are listed for trading on NYSE Arca, Inc. (the “Exchange” or “NYSE Arca”). Units are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. Units are traded on the Exchange in 100 Unit round lots, but can be traded on the Exchange in odd lots of as little as one Unit. The Exchange may halt trading of Units under certain circumstances, as summarized herein. See “Exchange Listing.” Before trading on the Exchange in the secondary market, Trust Units are created at NAV in Creation Units (as defined below in “Highlights — The Trust Issues and Redeems Units in Multiples of 25,000 Units Called ‘Creation Units’”), as summarized below and discussed more fully herein. See “Creation of Creation Units.”

•	Brokerage Commissions on Units

Secondary market purchases and sales of Units are subject to ordinary brokerage commissions and charges.

•	The Trust Issues and Redeems Units in Multiples of 25,000 Units Called “Creation Units”

The Trust issues and redeems Units only in specified large lots of 25,000 Units or multiples thereof, which are referred to as “Creation Units.” Fractional Creation Units may be created or redeemed only in limited circumstances.*

Creation Units are issued by the Trust to anyone who, after placing a creation order with ALPS Distributors, Inc. (the “Distributor”), deposits with the Trustee a specified portfolio of securities, substantially similar in composition and weighting to the Index Securities in the S&P MidCap 400 Index, and a cash payment, if any, generally equal to dividends on the securities (net of expenses) accumulated up to the time of deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit, in lieu thereof, the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component (as defined below in “Highlights — Creation Orders Must be Placed with the Distributor”). If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit, in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit, the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor as part of the Cash Component.

Creation Units are redeemable in kind only and are not redeemable for cash. Upon receipt of one or more Creation Units, the Trust delivers to the redeeming holder a portfolio of Index Securities (based on NAV of the Trust), together with a Cash Redemption Payment (as defined below in “Redemption of Trust Units — Procedures

*   See, however, the discussion of termination of the Trust in this Summary and “Dividend Reinvestment Service,” for a description of the circumstances in which Trust Units may be redeemed or created by the Trustee in less than a Creation Unit size aggregation of 25,000 Units.

for Redemption of Creation Units”) that, on any given Business Day, is an amount identical to the Cash Component of a Portfolio Deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may deliver, in lieu thereof, the cash equivalent value of one or more of these Index Securities, based on their market value as of the Evaluation Time on the date the redemption order is deemed received by the Trustee, as part of the Cash Redemption Payment.

•	Creation Orders Must be Placed with the Distributor

All orders for Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be an “Authorized Participant,” which is either (a) a “Participating Party,” or a “DTC Participant,” and (b) in each case must have executed an agreement with the Distributor and the Trustee (“Participant Agreement”). The term “Participating Party” means a broker-dealer or other participant in the Clearing Process (as defined below) through the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”), and the term “DTC Participant” means a participant in The Depository Trust Company (“DTC”). Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment, plus or minus the Balancing Amount (as defined below in “The Portfolio — Adjustments to the Portfolio Deposit”). “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as the “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders with the Distributor must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC (the “Clearing Process”) or (ii) with the Trustee outside the Clearing Process (i.e., through the facilities of DTC).

The Distributor acts as underwriter of Trust Units on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes confirmations of acceptance of the orders to those placing such orders. The Distributor also is responsible for delivering a prospectus to persons creating Trust Units. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services.

The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1100, Denver, CO 80203, toll free number: 1-866-732-8673. The Distributor is a registered broker-dealer and a member of FINRA. The Sponsor pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

•	Expenses of the Trust

The expenses of the Trust are accrued daily and reflected in the NAV of the Trust. The Trust currently is accruing ordinary operating expenses at an annual rate of 0.25%:

Shareholder Fees:	None*
(fees paid directly from your investment)

Estimated Trust Annual Ordinary Operating Expenses:

As a % of
Trust Average
Current Trust Annual Ordinary Operating Expenses	Net Assets

Trustee’s Fee	0.10%
S&P License Fee	0.03%
Registration Fees	0.00%
Marketing Expenses	0.11%
Other Operating Expenses	0.01%

Total:	0.25%

Future accruals will depend primarily on the level of the Trust’s net assets and the level of expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.25% of the Trust’s daily NAV.

The Trustee has voluntarily agreed to reduce its Trustee’s fee. The amount of the reduction will be equal to the Federal Funds Rate, as published in the Wall Street Journal, multiplied by the daily balance of the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Trustee reserves the right to discontinue this voluntary fee reduction in the future.

*	Investors do not pay shareholder fees directly from their investment, but purchases and redemptions of Creation Units are subject to Transaction Fees (described below in “Highlights—A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units”), and purchases and sales of Units in the secondary market are subject to ordinary brokerage commissions and charges (described above in “Highlights—Brokerage Commissions on Units”).

•	Bar Chart and Table

The bar chart below (“Bar Chart”) and the table on the next page entitled “Average Annual Total Returns (for periods ending December 31, 2011)” (“Table”) provide some indication of the risks of investing in the Trust by showing the variability of the Trust’s returns based on net assets and comparing the Trust’s performance to the performance of the S&P MidCap 400 Index. Past performance (both before and after tax) is not necessarily an indication of how the Trust will perform in the future.

The after-tax returns presented in the Table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The total returns in the Bar Chart, as well as the total and after-tax returns presented in the Table, have been calculated assuming that the reinvested price for the last income distribution made in each calendar year shown below (e.g. 12/16/11) was the NAV on the last Business Day of such year (e.g. 12/30/11), rather than the actual reinvestment price for such distribution which was the NAV on the last Business Day of January of the following calendar year (e.g. 1/31/12). Therefore, the actual performance calculation for any calendar year may be different than that shown below in the Bar Chart and Table. In addition, the total returns in the Bar Chart and the total and after-tax returns presented in the Table do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor do they reflect brokerage commissions incurred by those persons purchasing and selling Units in the secondary market (see footnotes (2) and (3) to the Table).

This Bar Chart shows the performance of the Trust for each full calendar year for the past 10 years ended December 31, 2011. During the period shown above (January 1, 2002 through December 31, 2011), the highest quarterly return for the Trust was 19.83% for the quarter ended September 30, 2009 and the lowest was -25.60% for the quarter ended December 31, 2008.

Average Annual Total Returns (for periods ending December 31, 2011)

	Past	Past	Past
	One Year	Five Years	Ten Years

SPDR MidCap 400 Trust
Return Before Taxes(1)(2)(3)	−1.97%	3.01%	6.72%
Return After Taxes on Distributions(1)(2)(3)	−2.34%	2.57%	6.30%
Return After Taxes on Distributions and Redemption of Creation Units(1)(2)(3)	−1.28%	2.31%	5.65%
S&P MidCap 400 Index(4)	−1.73%	3.32%	7.04%

(1)	Includes all applicable ordinary operating expenses set forth above in “Highlights — Expenses of the Trust.”

(2)	Does not include the Transaction Fee, which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed below in “Highlights — A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units.” If these amounts were reflected, returns would be less than those shown.

(3)	Does not include brokerage commissions and charges that would be incurred by persons who make purchases and sales of Units in the secondary market as discussed above in “Highlights — Brokerage Commissions on Units.” If these amounts were reflected, returns would be less than those shown.

(4)	Does not reflect deductions for taxes, operating expenses, Transaction Fees, brokerage commissions, or fees of any kind.

SPDR MIDCAP 400 Trust

GROWTH OF $10,000 INVESTMENT
SINCE INCEPTION(1)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

(2)	Effective as of September 30, 1997, the Trust’s fiscal year end changed from December 31 to September 30.

•	A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units

The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the Clearing Process (“Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. This Transaction Fee is the lesser of $3,000 or 0.20% (20 basis points) of the value of one Creation Unit at the time of creation (“20 Basis Point Limit”) per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside the Clearing Process would be $3,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $9,000 (3 times $3,000), for a total not to exceed $12,000. Creators and redeemers restricted from engaging in transactions in one or more Index Securities may pay the Trustee the Transaction Fee and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

•	Units are Held in Book Entry Form Only

DTC or its nominee is the record or registered owner of all outstanding Units. Beneficial ownership of Units is shown on the records of DTC or its participants (owners of such beneficial interests are referred to herein as “Beneficial Owners”). Individual certificates are not issued for Units. See “Creation of Creation Units — Securities Depository; Book-Entry-Only System.”

•	SPDR MidCap 400 Trust Makes Periodic Dividend Payments

Unitholders receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust and taxes, if applicable. Because of such fees and expenses, the dividend yield for Units is ordinarily less than that of the S&P MidCap 400 Index. Investors should consult their tax advisors regarding consequences associated with Trust dividends, as well as those associated with Unit sales or redemptions.

Quarterly distributions based on the amount of dividends payable with respect to Portfolio Securities and other income received by the Trust, net of fees and expenses, and taxes if applicable, are made via DTC and its participants to Beneficial Owners on each Dividend Payment Date (as defined below in “Administration of the Trust—Distributions to Beneficial Owners”). Any capital gain income recognized by the Trust in any taxable year that is not previously distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). Although all distributions are currently made quarterly, under certain limited circumstances, the Trustee may vary the periodicity with which distributions are made. The amount of distributions may vary significantly from period to period. Those Beneficial Owners interested in reinvesting their quarterly distributions may participate through DTC Participants in the DTC Dividend Reinvestment Service (the “Dividend Reinvestment Service”) available through certain brokers. See “Creation of Creation Units — Securities Depository; Book-Entry-Only System.” Under limited certain circumstances, special dividend payments also may be made to Beneficial Owners. See “Administration of the Trust — Distributions to Beneficial Owners.”

•	The Trust Intends to Qualify as a Regulated Investment Company

For its taxable year ended September 30, 2011, the Trust believes that it qualified for tax treatment as a “regulated investment company” under Subchapter M of the Code (a “RIC”). The Trust intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to the holders of Units, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes during each calendar year substantially all of its ordinary income and capital gains, the Trust will not be subject to U.S. federal excise tax. The Trust intends to distribute annually its entire “investment company taxable income” and net capital gain. For U.S. federal income tax purposes, (a) distributions to an individual or other non-corporate investor during a taxable year of such investor beginning before January 1, 2013 will be treated as “qualified dividend income,” which is subject to tax at rates applicable to long-term capital gains, to the extent that such distributions are made out of “qualified dividend income” received by the Trust and (b) distributions to a corporate investor will qualify for the dividends-received deduction to the extent that such distributions are made out of qualifying dividends received by the Trust, provided, in each case, that the investor meets certain holding period and other requirements with respect to its Units. The Trust’s regular quarterly distributions are based on the dividend performance of the Portfolio during such quarterly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or capital gain for U.S. federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a RIC or to avoid imposition of income or excise taxes on undistributed income.

•	Termination of the Trust

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) April 27, 2120 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata shares of the assets of the Trust, net of certain fees and expenses, distributed to holders of Units.

•	Restrictions on Purchases of Trust Units by Investment Companies

Purchases of Trust Units by investment companies are subject to restrictions pursuant to Section 12(d)(1) of the Investment Company Act of 1940. The Trust has received an SEC order that permits registered investment companies to invest in Units beyond these limits, subject to certain conditions and terms. One such condition is that registered investment companies relying on the order must enter into a written agreement with the Trust. Registered investment companies wishing to learn more about the order and the agreement should telephone 1-866-732-8673.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that, absent an exemption or SEC relief, (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding shares, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

Risk Factors

Investors can lose money by investing in Units. Prospective investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in Units.

Investment in the Trust involves the risks inherent in an investment in any equity security.  An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Portfolio and thus in the value of Units. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

The Trust is not actively managed.  The Trust is not actively “managed” by traditional methods, and therefore the adverse financial condition of an issuer will not result in its elimination from the Portfolio unless such issuer is removed from the S&P MidCap 400 Index.

A liquid trading market for certain Portfolio Securities may not exist.  Although most of the Portfolio Securities are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made or maintained for any Portfolio Securities, or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

The Trust may not exactly replicate the performance of the S&P MidCap 400 Index.  The Trust may not be able to replicate exactly the performance of the S&P MidCap 400 Index because the total return generated by the Portfolio is reduced by Trust expenses and transaction costs incurred in adjusting the actual balance of the Portfolio. In addition, it is possible that the Trust may not always fully replicate the performance of the S&P MidCap 400 Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances.

Investment in the Trust may have adverse tax consequences.  Investors in the Trust should consider the U.S. federal, state, local and other tax consequences of the acquisition, ownership and disposition of Units. For a discussion of certain U.S. federal income tax consequences of the acquisition, ownership and disposition of Units, see “Federal Income Taxes.”

NAV may not always correspond to market price.  The NAV of Units in Creation Unit size aggregations and, proportionately, the NAV per Unit, change as fluctuations occur in the market value of Portfolio Securities. Investors should be aware that the aggregate public trading market price of 25,000 Units may be different from the NAV of a Creation Unit (i.e., 25,000 Units may trade at a premium over, or at a discount to, the NAV of a Creation Unit) and similarly the public trading market price per Unit may be different from the NAV of a Creation Unit on a per Unit basis. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Units is closely related to, but not identical to, the same forces influencing the prices of Index Securities trading individually or in the aggregate at any point in time. Investors also should note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as Creation Units are created and redeemed.

The Exchange may halt trading in Trust Units.  Units are listed for trading on NYSE Arca under the market symbol MDY. Trading in Trust Units may be halted under certain circumstances as summarized herein. See “Exchange Listing.” Also, there can be no assurance that the requirements of the Exchange necessary to maintain the listing of Trust Units will continue to be met or will remain unchanged. The Trust will be terminated if Trust Units are delisted from the Exchange.

An investment in Trust Units is not the same as a direct investment in the Index Securities or other equity securities.  Trust Units are subject to risks other than those inherent in an investment in the Index Securities or other equity securities, in that the selection of the stocks included in the Portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of stocks may affect trading in Trust Units differently from trading in the Index Securities or other equity securities.

The regular settlement period for Creation Units may be reduced.  Except as otherwise specifically noted, the time frames for delivery of stocks, cash, or Trust Units in connection with creation and redemption activity within the Clearing Process are based on NSCC’s current “regular way” settlement period of three (3) days during which NSCC is open for business (each such day, an “NSCC Business Day”). NSCC may, in the future, reduce such “regular way” settlement period, in which case there may be a corresponding reduction in settlement periods applicable to Unit creations and redemptions.

Clearing and settlement of Creation Units may be delayed or fail.  The Trustee delivers a portfolio of stocks for each Creation Unit delivered for redemption substantially identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect on the date the request for redemption is deemed received by the Trustee. If redemption is processed through the Clearing Process, the stocks that are not delivered are covered by NSCC’s guarantee of the completion of such delivery. Any stocks not received on settlement date are marked-to-market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver the stocks to NSCC, and the market risk of any increase in the value of the stocks until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the stocks to be delivered to a redeemer submitting a redemption request outside of the Clearing Process that are not delivered to such redeemer are not covered by NSCC’s guarantee of completion of delivery.

Buying or selling Trust Units incurs costs.  Purchases and sales of exchange traded securities involve both brokerage and “spread” costs. Investors buying or selling Trust Units will incur a commission, fee or other charges imposed by the broker executing the transaction. In addition, investors will also bear the cost of the “spread,” which is the difference between the “bid” (the price at which securities professionals will buy Trust Units) and the “ask” or “offer” (the price at which securities professionals are willing to sell Trust Units). Frequent trading in Trust Units by an investor may involve brokerage and spread costs that may have a significant negative effect upon the investor’s overall investment results. This may be especially true for investors who make frequent periodic investments in small amounts of Trust Units over a lengthy time period.

SPDR S&P MIDCAP 400 ETF TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

To the Trustee and Unitholders of SPDR S&P MidCap 400 ETF Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SPDR S&P MidCap 400 ETF Trust (the “Trust”) at September 30, 2011, the results of its operations and the changes in its net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2011

SPDR S&P MidCap 400 ETF Trust
Statement of Assets and Liabilities
September 30, 2011

Assets:
Investments in securities, at value (cost $11,018,343,460)	$7,697,712,835
Cash	48,330,018
Receivable from units created	167,626,794
Dividends receivable	7,838,416
Receivable from securities sold	322,456,066

Total Assets	$8,243,964,129

Liabilities:
Payable for Units redeemed	$300,480,668
Payable for securities purchased	190,281,515
Distribution payable	16,073,083
Payable to Sponsor	3,977,779
License fee payable	1,202,024
Accrued Trustee fees	740,113
Other accrued expenses	652,008

Total Liabilities	513,407,190

Net Assets	$7,730,556,939

Net assets represented by:
Interest of Unitholders (54,425,910 units of fractional undivided interest (Units) outstanding; unlimited units authorized)
Paid in capital	$12,234,439,379
Distributions in excess of net investment income	(22,700,019)
Accumulated net realized loss on investments	(1,160,551,796)
Unrealized depreciation of investments	(3,320,630,625)

Net Assets	$7,730,556,939

Number of Units outstanding	54,425,910

Net asset value per Unit	$142.04

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust
Statements of Operations

	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,
	2011	2010	2009

Investment Income
Dividend income	$136,639,649	$125,278,107	$110,616,973

Expenses
Printing and distribution expenses	12,447,233	9,657,134	6,588,294
Trustee fees and expenses	11,390,007	8,975,736	6,683,329
License fees	3,310,411	2,589,263	1,935,636
Audit fees	114,910	113,900	109,090
Legal fees	223,266	103,517	215,959
Other fees and expenses	156,373	182,504	316,549

Total expenses	27,642,200	21,622,054	15,848,857
Less: voluntary fee reduction by the Trustee (see Note 3)	(55,345)	(44,859)	(72,977)

Net expenses	27,586,855	21,577,195	15,775,880

Net Investment Income	109,052,794	103,700,912	94,841,093

Realized and unrealized gains (losses) on investments
Net realized losses	(124,291,616)	(293,975,833)	(1,155,621,079)
Net realized gains from in-kind redemptions	1,592,399,110	774,327,401	40,604,047

Net realized gains (losses)	1,468,107,494	480,351,568	(1,115,017,032)

Net increase (decrease) in unrealized appreciation (depreciation) of investments	(1,416,482,818)	686,290,567	601,009,975

Net realized and unrealized gains (losses) on investments	51,624,676	1,166,642,135	(514,007,057)

Net increase (decrease) in net assets resulting from operations	$160,677,470	$1,270,343,047	$(419,165,964)

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,
	2011	2010	2009

Increase (Decrease) in Net Assets From Operations:
Net investment income	$109,052,794	$103,700,912	$94,841,093
Net realized gains (losses) on investments and in-kind redemptions	1,468,107,494	480,351,568	(1,115,017,032)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(1,416,482,818)	686,290,567	601,009,975

Net increase (decrease) in net assets resulting from operations	160,677,470	1,270,343,047	(419,165,964)

Dividends and Distributions to Unitholders from:
Net investment income	(107,883,857)	(98,443,107)	(102,439,497)

Unitholder Transactions:
Proceeds from subscriptions of Trust Units	16,547,945,793	13,313,366,931	14,244,234,768
Reinvestment of dividends and distributions	233,644	444,935	753,705
Less: Redemptions of Trust Units	(19,186,517,255)	(12,115,633,927)	(14,123,323,990)

Increase (decrease) in net assets due to Unitholder transactions	(2,638,337,818)	1,198,177,939	121,664,483

Total increase (decrease)	(2,585,544,205)	2,370,077,879	(399,940,978)
Net Assets:
Beginning of year	10,316,101,144	7,946,023,265	8,345,964,243

End of year	$7,730,556,939	$10,316,101,144	$7,946,023,265

Distributions in excess of net investment income	$(22,700,019)	$(23,066,261)	$(28,206,271)

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust
Financial Highlights
Selected Data for a Trust Unit

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Year	$145.66	$125.49	$132.13	$160.79	$137.56

Investment Operations:
Net investment income*	1.64	1.62	1.51	1.61	1.83
Net realized and unrealized gains (losses) on investments	(3.62)	20.09	(6.48)	(28.56)	23.39

Total from Investment Operations	(1.98)	21.71	(4.97)	(26.95)	25.22

Less distributions from:
Net investment income	(1.64)	(1.54)	(1.67)	(1.71)	(1.99)

Net asset value, end of year	$142.04	$145.66	$125.49	$132.13	$160.79

Total Investment Return**	(1.52)%	17.37%	(3.47)%	(16.84)%	18.37%
Ratios and Supplemental Data
Net assets, end of year (000’s)	$7,730,557	$10,316,101	$7,946,023	$8,345,964	$9,978,116
Ratio of expenses to average net assets(1)	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets(1)	0.99%	1.20%	1.50%	1.08%	1.26%
Portfolio turnover rate(2)	17.91%	14.93%	24.59%	28.95%	21.30%

(1)	Net of voluntary fee reduction by the Trustee. Before voluntary fee reduction by the Trustee, the net investment income and expenses to average net assets ratios would have been 0.99% and 0.25% for the year ended September 30, 2011, 1.20% and 0.25% for the year ended September 30, 2010, 1.50% and 0.25% for the year ended September 30, 2009, 1.06% and 0.26% for the year ended September 30, 2008 and 1.25% and 0.26% for the year ended September 30, 2007. (See Note 3).

(2)	Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions of Trust Units.

*	Per share amounts have been calculated using the average share method.

**	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust
Notes to Financial Statements
September 30, 2011

NOTE 1 —	ORGANIZATION

SPDR® S&P MidCap 400® ETF Trust (“Trust”) is a unit investment trust that issues securities called “Trust Units” or “Units.” The Trust is organized under New York law and is governed by a trust agreement between The Bank of New York Mellon (formerly, The Bank of New York) (“Trustee”) and PDR Services LLC (“Sponsor”), dated and executed as of April 27, 1995, as amended (“Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940. Trust Units represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s MidCap 400 Indextm (“S&P MidCap 400 Index”).

NOTE 2 —	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Trust are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

Security Valuation — Trust securities are generally valued based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange deemed to be the principal market for the security or, if there is no such appropriate closing sale price on such exchange, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

The Trust adopted the authoritative guidance for fair value measurements. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance

SPDR S&P MidCap 400 ETF Trust
Notes to Financial Statements
September 30, 2011

Note 2 —	Summary of Significant Accounting Policies – (continued)

establishes three levels of inputs that may be used to measure fair value. These levels of inputs are summarized at the end of the Schedule of Investments.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date. The Trust records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates. If actual amounts are not available then actual amounts of income, realized gain and return of capital may differ from the estimated amounts.

Distributions to Unitholders — The Trust intends to declare and distribute dividends from net investment income quarterly. The Trust will distribute net realized capital gains, if any, at least annually, unless offset by available capital loss carryforwards.

U.S. Federal Income Tax — For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”) and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to the holders of Units, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes during each calendar year substantially all of its ordinary income and capital gains, the Trust will not be subject to U.S. federal excise tax.

GAAP requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Trustee has reviewed the tax positions for the tax years subject to audit as of September 30, 2011, and has determined that no provision for income taxes is necessary for the year ended September 30, 2011. The tax returns of the Trust’s 2008, 2009 and 2010 tax years and the year ended September 30, 2011 remain subject to audit. The Trust has no unrecognized tax benefits as of September 30, 2011.

SPDR S&P MidCap 400 ETF Trust
Notes to Financial Statements
September 30, 2011

NOTE 3 —	TRANSACTIONS WITH THE TRUSTEE AND SPONSOR

In accordance with the Trust Agreement, The Bank of New York Mellon (the “Trustee”) maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered in exchange for the issuance of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P MidCap 400 Index. For these services, the Trustee receives a fee based on the following annual rates:

Net asset value of the Trust	Fee as a Percentage of Net Asset Value of the Trust

$0 - $500,000,000*	0.14% per annum
$500,000,001 - $1,000,000,000*	0.12% per annum
$1,000,000,001 and above*	0.10% per annum

*	The fee indicated applies to that portion of the net asset value of the Trust, which falls in the size category indicated.

The Trustee voluntarily agreed to reduce its fee for the years ended September 30, 2011, 2010, and 2009 as disclosed in the Statements of Operations. The amount of the reduction equals the Federal Funds Rate, as published in the Wall Street Journal multiplied by the daily balance of the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Trustee reserves the right to discontinue this voluntary fee reduction in the future.

PDR Services LLC (the “Sponsor,” a wholly-owned subsidiary of NYSE Amex LLC, an indirect wholly-owned subsidiary of NYSE Euronext) agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust, to the extent such expenses exceed 0.30% per annum of the daily net asset value of the Trust as calculated by the Trustee. There were no expenses assumed by the Sponsor for the years ended September 30, 2011, 2010 and 2009.

The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the year expenses fall below the expense limitation described above on any given day. At September 30, 2011, there is no outstanding amount to be repaid by the Trust to the Sponsor for expenses so reimbursed or assumed.

SPDR S&P MidCap 400 ETF Trust
Notes to Financial Statements
September 30, 2011

NOTE 4 —	TRUST TRANSACTIONS IN UNITS

Transactions in Trust Units were as follows:

	Year Ended		Year Ended
	September 30, 2011		September 30, 2010
	Units	Amount	Units	Amount

Units sold	101,250,000	$16,547,945,793	97,300,000	$13,313,366,931
Dividend reinvestment
Units issued	1,380	233,644	3,479	444,935
Units redeemed	(117,650,000)	(19,186,517,255)	(89,800,000)	(12,115,633,927)

Net increase/(decrease)	(16,398,620)	$(2,638,337,818)	7,503,479	$1,198,177,939

	Year Ended
	September 30, 2009
	Units	Amount

Units sold	146,375,000	$14,244,234,768
Dividend reinvestment
Units issued	7,489	753,705
Units redeemed	(146,225,000)	(14,123,323,990)

Net increase	157,489	$121,664,483

Except under the Trust’s dividend reinvestment plan, Units are issued and redeemed by the Trust for authorized participants only in Creation Units of 25,000 Units. Such transactions are permitted only on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per Unit of the Trust on the transaction date. Transaction fees, in the amount of the lesser of 0.20% of current market value of one Creation Unit or $3,000, are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the Trustee directly from the authorized participants and used to offset the expense of processing orders. During the year ended September 30, 2011, the Trustee earned $1,077,000 in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no reductions or waivers of such fees for the year ended September 30, 2011.

At September 30, 2011, the Trustee and its affiliates held $1,098,337,794, or 14.21% of fractional undivided interest in the Trust.

NOTE 5 —	INVESTMENT TRANSACTIONS

For the year ended September 30, 2011 the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of

SPDR S&P MidCap 400 ETF Trust
Notes to Financial Statements
September 30, 2011

Note 5 —	Investment Transactions – (continued)

$16,521,343,600, $19,152,242,733, $1,953,909,712 and $1,952,931,396, respectively.

NOTE 6 —	U.S. FEDERAL INCOME TAX STATUS

The following details the tax basis distributions and components of distributable earnings as of September 30, 2011. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, distribution payable, post-October losses deferred and amortization of license fees.

Cost of investments for federal income tax purposes	$11,112,316,229

Gross unrealized appreciation	$37,079,558
Gross unrealized depreciation	(3,451,682,952)

Net unrealized depreciation	$(3,414,603,394)

Distributable earnings, ordinary income	$9,743,962

Capital loss carryforwards expiring:
9/30/12	$(80,183,853)
9/30/16	(9,130,465)
9/30/17	(163,881,388)
9/30/18	(709,669,042)

$(962,864,748)

For the year ended September 30, 2011, the Trust expired $75,648,337 of capital loss carryforwards.

To the extent that capital losses are used to offset future capital gains, it is probable that gains that offset will not be distributed to Unitholders.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Trust will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will

SPDR S&P MidCap 400 ETF Trust
Notes to Financial Statements
September 30, 2011

Note 6 —	U.S. Federal Income Tax Status – (continued)

retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

At September 30, 2011 the Trust deferred $103,714,280 of capital losses arising subsequent to October 31, 2010. For tax purposes, such losses will be reflected in the year ending September 30, 2012.

The tax composition of dividends paid during the years ending September 30, 2011, September 30, 2010 and September 30, 2009 was ordinary income.

As of September 30, 2011, the Trust had permanent book/tax differences primarily attributable to gains or losses from in-kind redemptions, expiration of capital loss carryforwards and distributions received from real estate investment trusts. To reflect reclassifications arising from these differences, accumulated net realized loss on investments was increased by $1,310,422,912, additional paid-in capital was increased by $1,311,225,607, and distributions in excess of net investment income was increased by $802,695.

NOTE 7 —	REPRESENTATIONS AND INDEMNIFICATIONS

In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims which may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 8 —	RELATED PARTY TRANSACTIONS

The Trustee directs all portfolio securities transactions for the Trust to ConvergEx (as defined below in “Expenses of the Trust”), an affiliate of the Trustee. During the fiscal years ended September 30, 2011, 2010 and 2009, the Trust paid $2,829,012, $2,802,928 and $4,407,615, respectively, in commissions on trades to ConvergEx.

NOTE 9 —	LICENSE AGREEMENT

The License Agreement grants State Street Global Markets, LLC (“SSGM”) a license to use the S&P MidCap 400 Index as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of S&P in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and the Exchange

SPDR S&P MidCap 400 ETF Trust
Notes to Financial Statements
September 30, 2011

Note 9 —	License Agreement – (continued)

have each received a sublicense from SSGM for the use of the S&P MidCap 400 Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Trust Units. Currently, the License Agreement is scheduled to terminate on April 27, 2020, but its term may be extended beyond such date without the consent of any of the Beneficial Owners of Trust Units.

Subsequent Event

On September 15, 2011, a dividend was declared. The distribution of $0.27 per share is payable on October 31, 2011, to Unitholders of record at the close of business on September 20, 2011. The ex-dividend date is September 16, 2011.

The Trustee has evaluated subsequent transactions and events after the balance sheet date through the date on which these financial statements were issued and, except as already included in the notes to the financial statements, has determined that no additional items require disclosure.

SPDR S&P MidCap 400 ETF Trust
Schedule of Investments
September 30, 2011

Common Stock	Shares	Value

99 Cents Only Stores*	381,616	$7,029,367
Aaron’s, Inc.	635,142	16,037,335
ACI Worldwide, Inc.*	270,258	7,442,905
Acuity Brands, Inc.	349,948	12,612,126
Acxiom Corp.*	658,317	7,004,493
ADTRAN, Inc.	520,299	13,767,112
Advance Auto Parts, Inc.	595,376	34,591,346
Advent Software, Inc.*	265,963	5,545,329
Aecom Technology Corp.*	964,498	17,042,680
Aeropostale, Inc.*	651,924	7,047,298
Affiliated Managers Group, Inc.*	420,343	32,807,771
AGCO Corp.*	778,975	26,929,166
AGL Resources, Inc.	633,544	25,810,583
Alaska Air Group, Inc.*	290,732	16,365,304
Albemarle Corp.	740,783	29,927,633
Alexander & Baldwin, Inc.	336,655	12,298,007
Alexandria Real Estate Equities, Inc.	500,082	30,700,034
Alliance Data Systems Corp.*	411,150	38,113,605
Alliant Energy Corp.	896,133	34,662,424
Alliant Techsystems, Inc.	266,053	14,502,549
Allscripts Healthcare Solutions, Inc.*	1,517,741	27,349,693
AMC Networks, Inc., Class A*	462,823	14,787,195
American Campus Communities, Inc.	561,463	20,892,038
American Eagle Outfitters, Inc.	1,573,763	18,444,502
American Financial Group, Inc.	633,076	19,669,671
American Greetings Corp., Class A	328,399	6,075,381
Amerigroup Corp.*	400,880	15,638,329
AMETEK, Inc.	1,303,880	42,988,924
Ann, Inc.*	421,765	9,633,113
ANSYS, Inc.*	744,744	36,522,246
AOL, Inc.*	863,735	10,364,820
Apollo Investment Corp.	1,585,801	11,925,223
Aptargroup, Inc.	539,196	24,085,885
Aqua America, Inc.	1,117,579	24,106,179
Arch Coal, Inc.	1,720,559	25,085,750
Arrow Electronics, Inc.*	927,924	25,777,729
Arthur J Gallagher & Co.	908,660	23,897,758
Ascena Retail Group, Inc.*	554,743	15,016,893
Ashland, Inc.	629,991	27,807,803
Aspen Insurance Holdings Ltd.	572,005	13,178,995
Associated Banc-Corp.	1,400,152	13,021,414
Astoria Financial Corp.	676,379	5,201,354
Atmel Corp.*	3,759,129	30,336,171
Atmos Energy Corp.	729,009	23,656,342
Atwood Oceanics, Inc.*	456,135	15,672,799
Avnet, Inc.*	1,233,860	32,179,069
Bally Technologies, Inc.*	358,131	9,662,374
BancorpSouth, Inc.	586,500	5,149,470
Bank of Hawaii Corp.	380,471	13,849,144
Barnes & Noble, Inc.	330,440	3,909,105
BE Aerospace, Inc.*	832,972	27,579,703
Bill Barrett Corp.*	383,911	13,912,935
Bio-Rad Laboratories, Inc., Class A*	158,618	14,397,756
Black Hills Corp.	318,463	9,757,706
Bob Evans Farms, Inc.	244,914	6,984,947
BorgWarner, Inc.*	885,069	53,573,227
BRE Properties, Inc.	603,478	25,551,258
Brinker International, Inc.	667,601	13,966,213
Brink’s Co.	377,802	8,806,565
Broadridge Financial Solutions, Inc.	997,658	20,092,832
Brown & Brown, Inc.	934,790	16,639,262
Cabot Corp.	528,164	13,087,904
Cadence Design Systems, Inc.*	2,172,913	20,077,716
Camden Property Trust	574,711	31,758,530
Carbo Ceramics, Inc.	160,839	16,490,823
Career Education Corp.*	486,528	6,349,190
Carlisle Cos., Inc.	497,454	15,858,833
Carpenter Technology Corp.	356,628	16,009,031
Catalyst Health Solutions, Inc.*	402,714	23,232,571
Cathay General Bancorp	634,987	7,226,152
Charles River Laboratories International, Inc.*	414,695	11,868,571
Cheesecake Factory, Inc.*	454,942	11,214,320
Chico’s FAS, Inc.	1,390,371	15,891,941
Church & Dwight Co., Inc.	1,159,235	51,238,187
Ciena Corp.*	782,305	8,761,816
Cimarex Energy Co.	690,939	38,485,302
City National Corp.	377,990	14,272,902
Clean Harbors, Inc.*	380,985	19,544,530
Cleco Corp.	493,052	16,832,795
Collective Brands, Inc.*	489,075	6,338,412
Commerce Bancshares, Inc.	624,168	21,689,838
Commercial Metals Co.	932,904	8,871,917
Community Health Systems, Inc.*	752,670	12,524,429
Compass Minerals International, Inc.	265,678	17,741,977
Comstock Resources, Inc.*	384,734	5,947,988
Concur Technologies, Inc.*	374,937	13,955,155
Convergys Corp.*	969,030	9,089,501
Con-way, Inc.	448,730	9,930,395
Cooper Cos., Inc.	385,452	30,508,526
Copart, Inc.*	455,516	17,819,786
Corelogic, Inc.*	859,249	9,168,187
Corn Products International, Inc.	619,603	24,313,222
Corporate Executive Board Co.	279,053	8,315,779
Corporate Office Properties Trust SBI MD	580,669	12,646,971
Corrections Corp. of America*	865,414	19,636,244
Cousins Properties, Inc.	837,487	4,899,299
Covance, Inc.*	490,481	22,292,361
Crane Co.	393,806	14,054,936
Cree, Inc.*	934,260	24,272,075
Cullen/Frost Bankers, Inc.	494,523	22,678,825
Cypress Semiconductor Corp.*	1,388,313	20,783,046
Cytec Industries, Inc.	400,387	14,069,599
Deckers Outdoor Corp.*	311,006	29,004,420
Deluxe Corp.	412,074	7,664,576
Dick’s Sporting Goods, Inc.*	777,586	26,018,028
Diebold, Inc.	518,432	14,262,064
Digital River, Inc.*	320,444	6,642,804
Dollar Tree, Inc.*	985,205	73,998,748
Domtar Corp.	323,639	22,062,471
Donaldson Co., Inc.	609,627	33,407,560
DPL, Inc.	952,411	28,705,668
DreamWorks Animation SKG, Inc., Class A*	573,215	10,421,049

(*)	Non-income producing security for the year ended September 30, 2011.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust
Schedule of Investments (continued)
September 30, 2011

Common Stock	Shares	Value

Dresser-Rand Group, Inc.*	644,315	$26,114,087
Dril-Quip, Inc.*	278,172	14,996,252
DST Systems, Inc.	285,585	12,517,191
Duke Realty Corp.	2,041,174	21,432,327
East West Bancorp, Inc.	1,202,469	17,928,813
Eastman Kodak Co.*	2,172,489	1,694,759
Eaton Vance Corp.	947,391	21,098,398
Endo Pharmaceuticals Holdings, Inc.*	941,413	26,350,150
Energen Corp.	582,010	23,798,389
Energizer Holdings, Inc.*	555,235	36,889,813
Equinix, Inc.*	379,787	33,736,479
Equity One, Inc.	481,401	7,635,020
Essex Property Trust, Inc.	264,227	31,717,809
Esterline Technologies Corp.*	247,184	12,814,019
Everest Re Group Ltd.	438,857	34,836,469
Exterran Holdings, Inc.*	516,260	5,018,047
FactSet Research Systems, Inc.	370,068	32,924,950
Fair Isaac Corp.	311,784	6,806,245
Fairchild Semiconductor International, Inc., Class A*	1,030,985	11,134,638
Federal Realty Investment Trust	507,145	41,793,819
Fidelity National Financial, Inc., Class A	1,804,618	27,394,101
First American Financial Corp.	850,637	10,888,154
First Niagara Financial Group, Inc.	2,380,983	21,785,994
FirstMerit Corp.	882,065	10,020,258
Flowers Foods, Inc.	914,263	17,791,558
Foot Locker, Inc.	1,235,091	24,812,978
Forest Oil Corp.*	923,490	13,298,256
Fossil, Inc.*	427,980	34,692,059
FTI Consulting, Inc.*	335,551	12,351,632
Fulton Financial Corp.	1,613,263	12,341,462
Gardner Denver, Inc.	422,532	26,851,909
Gartner, Inc.*	779,424	27,178,515
GATX Corp.	376,282	11,660,979
General Cable Corp.*	421,211	9,835,277
Gen-Probe, Inc.*	389,054	22,273,341
Gentex Corp.	1,155,632	27,792,950
Global Payments, Inc.	648,675	26,199,983
Graco, Inc.	491,345	16,774,518
Granite Construction, Inc.	281,045	5,275,215
Great Plains Energy, Inc.	1,098,218	21,195,607
Green Mountain Coffee Roasters, Inc.*	1,038,373	96,506,387
Greenhill & Co., Inc.	235,203	6,724,454
Greif, Inc., Class A	248,407	10,654,176
Guess?, Inc.	539,392	15,367,278
Hancock Holding Co.	683,877	18,314,226
Hanesbrands, Inc.*	784,355	19,616,719
Hanover Insurance Group, Inc.	367,097	13,031,943
Hansen Natural Corp.*	622,411	54,330,256
Harsco Corp.	651,728	12,637,006
Hawaiian Electric Industries, Inc.	774,187	18,797,260
HCC Insurance Holdings, Inc.	888,207	24,025,999
Health Management Associates, Inc., Class A*	2,051,798	14,198,442
Health NET, Inc.*	719,323	17,055,148
Helix Energy Solutions Group, Inc.*	855,454	11,206,447
Henry Schein, Inc.*	746,228	46,273,598
Herman Miller, Inc.	469,412	8,383,698
Highwoods Properties, Inc.	584,597	16,520,711
Hill-Rom Holdings, Inc.	509,948	15,308,639
HNI Corp.	361,599	6,917,389
Hollyfrontier Corp.	1,696,169	44,473,551
Hologic, Inc.*	2,116,667	32,194,505
Home Properties, Inc.	383,209	21,750,943
Hospitality Properties Trust	996,843	21,162,977
Hubbell, Inc., Class B	484,014	23,978,054
Huntington Ingalls Industries, Inc.*	394,066	9,587,626
IDACORP, Inc.	401,401	15,164,930
IDEX Corp.	670,828	20,903,000
IDEXX Laboratories, Inc.*	459,000	31,657,230
Informatica Corp.*	861,421	35,275,190
Ingram Micro, Inc., Class A*	1,271,282	20,505,779
Integrated Device Technology, Inc.*	1,180,324	6,078,669
International Bancshares Corp.	430,731	5,664,113
International Rectifier Corp.*	565,367	10,527,134
International Speedway Corp., Class A	230,256	5,259,047
Intersil Corp., Class A	1,016,383	10,458,581
Intrepid Potash, Inc.*	425,050	10,570,993
Itron, Inc.*	328,611	9,694,024
ITT Educational Services, Inc.*	163,656	9,423,312
Jack Henry & Associates, Inc.	697,627	20,217,230
JB Hunt Transport Services, Inc.	747,356	26,994,499
Jefferies Group, Inc.	1,191,584	14,787,557
JetBlue Airways Corp.*	1,648,065	6,757,066
John Wiley & Sons, Inc., Class A	383,568	17,038,091
Jones Lang LaSalle, Inc.	350,731	18,171,373
Kansas City Southern*	886,736	44,301,331
KB Home	583,021	3,416,503
KBR, Inc.	1,217,576	28,771,321
Kemper Corp.	405,212	9,708,879
Kennametal, Inc.	656,121	21,481,402
Kindred Healthcare, Inc.*	420,787	3,627,184
Kinetic Concepts, Inc.*	503,032	33,144,778
Kirby Corp.*	449,334	23,652,942
Korn/Ferry International*	380,178	4,634,370
Lam Research Corp.*	999,520	37,961,770
Lamar Advertising Co., Class A*	472,566	8,047,799
Lancaster Colony Corp.	161,165	9,832,677
Landstar System, Inc.	385,305	15,242,666
Lender Processing Services, Inc.	681,362	9,327,846
Lennox International, Inc.	428,958	11,058,537
Liberty Property Trust	933,942	27,187,052
Life Time Fitness, Inc.*	341,798	12,595,256
LifePoint Hospitals, Inc.*	419,887	15,384,660
Lincare Holdings, Inc.	754,329	16,972,402
Lincoln Electric Holdings, Inc.	679,924	19,724,595
LKQ Corp.*	1,182,382	28,566,349
Louisiana-Pacific Corp.*	1,067,075	5,442,082
Macerich Co.	1,065,180	45,408,623
Mack-Cali Realty Corp.	702,887	18,802,227
Manpower, Inc.	661,566	22,241,849
ManTech International Corp., Class A	186,888	5,864,545
Martin Marietta Materials, Inc.	368,869	23,319,898

(*)	Non-income producing security for the year ended September 30, 2011.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust
Schedule of Investments (continued)
September 30, 2011

Common Stock	Shares	Value

Masimo Corp.	483,924	$10,476,955
Matthews International Corp., Class A	236,055	7,261,052
MDC Holdings, Inc.	303,185	5,135,954
MDU Resources Group, Inc.	1,524,436	29,253,927
Medicis Pharmaceutical Corp., Class A	511,611	18,663,569
Mednax, Inc.*	393,789	24,666,943
Mentor Graphics Corp.*	753,497	7,248,641
Mercury General Corp.	292,199	11,205,832
Meredith Corp.	301,592	6,828,043
Mettler-Toledo International, Inc.*	257,462	36,034,381
MICROS Systems, Inc.*	652,445	28,648,860
Mine Safety Appliances Co.	248,432	6,697,727
Minerals Technologies, Inc.	145,961	7,191,498
Mohawk Industries, Inc.*	460,822	19,773,872
MSC Industrial Direct Co., Class A	376,995	21,285,138
MSCI, Inc., Class A*	972,705	29,502,143
National Fuel Gas Co.	667,992	32,517,851
National Instruments Corp.	746,924	17,074,683
NCR Corp.*	1,270,133	21,452,546
NeuStar, Inc., Class A*	592,291	14,890,196
New York Community Bancorp, Inc.	3,532,060	42,031,514
New York Times Co., Class A*	976,272	5,672,140
Newmarket Corp.	88,248	13,402,224
Nordson Corp.	481,450	19,132,823
Northern Oil And Gas, Inc.*	509,809	9,885,196
NSTAR	836,427	37,480,294
NV Energy, Inc.	1,905,544	28,030,552
NVR, Inc.*	43,857	26,488,751
Oceaneering International, Inc.	876,373	30,971,022
Office Depot, Inc.*	2,261,185	4,658,041
OGE Energy Corp.	791,099	37,806,621
Oil States International, Inc.*	414,475	21,105,067
Old Republic International Corp.	2,062,015	18,393,174
Olin Corp.	647,424	11,660,106
Omega Healthcare Investors, Inc.	832,475	13,261,327
Omnicare, Inc.	935,116	23,780,000
Oshkosh Corp.*	736,251	11,588,591
Overseas Shipholding Group, Inc.	211,555	2,906,766
Owens & Minor, Inc.	514,846	14,662,814
Packaging Corp. of America	805,244	18,762,185
Panera Bread Co., Class A*	245,697	25,537,746
Parametric Technology Corp.*	948,271	14,584,408
Patriot Coal Corp.*	737,450	6,238,827
Patterson-UTI Energy, Inc.	1,256,836	21,793,536
Pentair, Inc.	797,501	25,528,007
Perrigo Co.	749,300	72,764,523
PetSmart, Inc.	910,351	38,826,470
Pharmaceutical Product Development, Inc.	919,667	23,598,655
Plains Exploration & Production Co.*	1,138,525	25,855,903
Plantronics, Inc.	377,068	10,727,585
PNM Resources, Inc.	699,856	11,498,634
Polaris Industries, Inc.	558,215	27,894,004
Polycom, Inc.*	1,428,169	26,235,465
Potlatch Corp.	324,503	10,228,335
Prosperity Bancshares, Inc.	378,634	12,373,759
Protective Life Corp.	683,844	10,688,482
Pvh Corp.	545,484	31,768,988
QLogic Corp.*	839,284	10,642,121
Quest Software, Inc.*	471,617	7,489,278
Questar Corp.	1,433,307	25,383,867
Quicksilver Resources, Inc.*	967,208	7,331,437
Rackspace Hosting, Inc.*	831,920	28,401,749
RadioShack Corp.	805,676	9,361,955
Ralcorp Holdings, Inc.*	445,185	34,150,141
Raymond James Financial, Inc.	828,114	21,497,839
Rayonier, Inc.	983,639	36,188,079
Realty Income Corp.	1,024,428	33,027,559
Regal-Beloit Corp.	335,257	15,213,963
Regency Centers Corp.	725,962	25,648,237
Regis Corp.	466,131	6,567,786
Reinsurance Group of America, Inc., Class A	598,290	27,491,425
Reliance Steel & Aluminum Co.	604,643	20,563,908
Rent-A-Center, Inc., Class A	497,731	13,662,716
ResMed, Inc.*	1,223,546	35,225,889
RF Micro Devices, Inc.*	2,231,534	14,147,926
Riverbed Technology, Inc.*	1,254,822	25,046,247
Rock-Tenn Co., Class A	574,996	27,990,805
Rollins, Inc.	521,933	9,765,366
Rovi Corp.*	898,403	38,613,361
RPM International, Inc.	1,058,762	19,798,849
Ruddick Corp.	396,821	15,472,051
Ryland Group, Inc.	358,588	3,818,962
Saks, Inc.*	1,291,927	11,304,361
Scholastic Corp.	203,384	5,700,853
Scientific Games Corp., Class A*	468,638	3,336,703
Scotts Miracle-Gro Co., Class A	360,344	16,071,342
SEI Investments Co.	1,208,904	18,592,943
Semtech Corp.*	527,830	11,137,213
Senior Housing Properties Trust	1,238,440	26,675,998
Sensient Technologies Corp.	404,405	13,163,383
Service Corp. International	1,913,678	17,529,290
Shaw Group, Inc.*	583,347	12,681,964
Silgan Holdings, Inc.	402,103	14,773,264
Silicon Laboratories, Inc.*	357,378	11,975,737
Skyworks Solutions, Inc.*	1,504,126	26,984,020
SL Green Realty Corp.	690,091	40,128,792
SM Energy Co.	514,626	31,212,067
Smithfield Foods, Inc.*	1,332,426	25,982,307
Solera Holdings, Inc.	572,070	28,889,535
Sonoco Products Co.	806,630	22,771,165
Sotheby’s	545,468	15,038,553
Southern Union Co.	1,007,271	40,864,984
SPX Corp.	412,661	18,697,670
StanCorp Financial Group, Inc.	359,659	9,915,799
Steel Dynamics, Inc.	1,765,691	17,515,655
STERIS Corp.	478,565	14,007,598
Strayer Education, Inc.	96,961	7,434,000
Superior Energy Services, Inc.*	644,511	16,911,969
SVB Financial Group*	348,978	12,912,186
Synopsys, Inc.*	1,163,192	28,335,357
Synovus Financial Corp.	6,386,816	6,833,893
Taubman Centers, Inc.	467,444	23,517,108
TCF Financial Corp.	1,289,058	11,807,771
Tech Data Corp.*	350,470	15,150,818
Techne Corp.	299,420	20,363,554

(*)	Non-income producing security for the year ended September 30, 2011.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust
Schedule of Investments (continued)
September 30, 2011

Common Stock	Shares	Value

Teleflex, Inc.	328,488	$17,662,800
Telephone & Data Systems, Inc.	742,515	15,778,444
Temple-Inland, Inc.	877,297	27,520,807
Terex Corp.*	884,988	9,079,977
Thomas & Betts Corp.*	424,239	16,931,378
Thor Industries, Inc.	360,711	7,989,749
Thoratec Corp.*	482,396	15,745,405
TIBCO Software, Inc.*	1,313,680	29,413,295
Tidewater, Inc.	418,982	17,618,193
Timken Co.	681,534	22,367,946
Toll Brothers, Inc.*	1,187,610	17,137,212
Tootsie Roll Industries, Inc.	200,899	4,845,684
Towers Watson & Co., Class A	424,789	25,393,886
Tractor Supply Co.	576,594	36,065,955
Transatlantic Holdings, Inc.	504,541	24,480,329
Trimble Navigation Ltd.*	991,566	33,267,039
Trinity Industries, Inc.	647,294	13,858,565
Triumph Group, Inc.	308,924	15,056,956
Trustmark Corp.	517,744	9,397,054
Tupperware Brands Corp.	489,409	26,300,840
tw Telecom, Inc., Class A*	1,216,932	20,103,717
UDR, Inc.	1,768,997	39,165,594
UGI Corp.	902,767	23,715,689
Under Armour, Inc., Class A*	295,565	19,628,472
Unit Corp.*	334,434	12,347,303
United Rentals, Inc.*	505,767	8,517,116
United Therapeutics Corp.*	419,088	15,711,609
Universal Corp.	187,556	6,725,758
Universal Health Services, Inc., Class B	789,506	26,843,204
URS Corp.*	642,762	19,064,321
UTI Worldwide, Inc.	829,805	10,820,657
Valassis Communications, Inc.*	380,382	7,128,359
Valley National Bancorp	1,372,669	14,536,565
Valmont Industries, Inc.	181,407	14,138,862
Valspar Corp.	754,663	23,553,032
ValueClick, Inc.*	668,941	10,408,722
Varian Semiconductor Equipment Associates, Inc.*	608,955	37,237,598
VCA Antech, Inc.*	699,220	11,173,536
Vectren Corp.	660,367	17,882,738
Verifone Systems, Inc.*	837,577	29,331,947
Vertex Pharmaceuticals, Inc.*	1,680,243	74,838,023
Vishay Intertechnology, Inc.*	1,269,029	10,609,082
Wabtec Corp.	389,608	20,598,575
Waddell & Reed Financial, Inc., Class A	694,982	17,381,500
Warnaco Group, Inc.*	347,173	16,001,204
Washington Federal, Inc.	890,517	11,345,187
Waste Connections, Inc.	912,711	30,867,886
Watsco, Inc.	228,785	11,690,913
Webster Financial Corp.	593,693	9,083,503
Weingarten Realty Investors	975,709	20,655,759
WellCare Health Plans, Inc.*	344,960	13,101,581
Wendy’s Co.	2,430,998	11,158,281
Werner Enterprises, Inc.	358,604	7,469,721
Westamerica Bancorporation	230,313	8,825,594
Westar Energy, Inc.	935,157	24,706,848
WGL Holdings, Inc.	414,230	16,183,966
Williams-Sonoma, Inc.	843,946	25,985,097
WMS Industries, Inc.*	449,994	7,915,394
Woodward, Inc.	483,399	13,245,133
Worthington Industries, Inc.	445,634	6,225,507
WR Berkley Corp.	916,525	27,211,627
Zebra Technologies Corp., Class A*	434,887	13,455,404

Total Investments (Cost $11,018,343,460)		$7,697,712,835

*	Non-income producing security for the year ended September 30, 2011.

(*)	Non-income producing security for the year ended September 30, 2011.

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust
Schedule of Investments (continued)
September 30, 2011

The securities of the SPDR S&P MidCap 400 ETF Trust’s investment portfolio categorized by industry group, as a percentage of total investments at value, are as follows:

Industry Classification	Value	Percentage

REITS	$601,940,012	7.82%
Retail	530,604,093	6.89%
Commercial Services	372,392,812	4.84%
Healthcare-Products	324,842,819	4.22%
Insurance	322,657,900	4.19%
Electric	313,893,267	4.08%
Semiconductors	288,142,133	3.74%
Software	275,655,943	3.58%
Banks	247,926,942	3.22%
Electronics	237,756,287	3.09%
Gas	229,814,409	2.99%
Oil & Gas Services	228,384,529	2.97%
Miscellaneous Manufacturing	188,502,963	2.45%
Chemicals	184,233,025	2.39%
Healthcare-Services	182,304,683	2.37%
Computers	177,805,853	2.31%
Pharmaceuticals	175,964,348	2.29%
Transportation	171,235,176	2.22%
Oil & Gas	154,645,458	2.01%
Beverages	150,836,643	1.96%
Machinery-Diversified	144,645,395	1.88%
Food	132,387,639	1.72%
Telecommunications	124,412,258	1.62%
Packaging & Containers	122,472,403	1.59%
Internet	118,967,869	1.54%
Biotechnology	116,815,959	1.52%
Diversified Financial Services	114,297,519	1.48%
Electrical Components & Equipment	113,692,067	1.48%
Distribution/Wholesale	110,117,914	1.43%
Household Products/Wares	99,685,752	1.30%
Apparel	$84,250,813	1.09%
Media	82,951,272	1.08%
Engineering & Construction	82,835,500	1.08%
Savings & Loans	80,364,050	1.04%
Aerospace/Defense	69,953,226	0.91%
Forest Products & Paper	68,478,884	0.89%
Home Builders	63,987,131	0.83%
Environmental Control	57,110,143	0.74%
Hand/Machine Tools	56,419,959	0.73%
Iron/Steel	54,088,594	0.70%
Auto Parts & Equipment	53,573,227	0.70%
Metal Fabricate/Hardware	51,604,231	0.67%
Leisure Time	48,404,654	0.63%
Building Materials	39,820,518	0.52%
Coal	31,324,577	0.41%
Entertainment	28,679,173	0.37%
Water	24,106,179	0.31%
Airlines	23,122,371	0.30%
Textiles	19,773,872	0.26%
Real Estate	18,171,373	0.24%
Mining	17,741,977	0.23%
Office Furnishings	15,301,087	0.20%
Investment Companies	11,925,224	0.15%
Trucking & Leasing	11,660,979	0.15%
Auto Manufacturers	11,588,591	0.15%
Shipbuilding	9,587,626	0.12%
Machinery-Construction & Mining	9,079,977	0.12%
Advertising	8,047,799	0.10%
Agriculture	6,725,758	0.09%

Total	$7,697,712,835	100.00%

The accompanying notes are an integral part of these financial statements.

SPDR S&P MidCap 400 ETF Trust
Schedule of Investments (continued)
September 30, 2011

Various inputs are used in determining the value of the Trust’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2011 in valuing the Trust’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks	$7,697,712,835†	$—	$—	$7,697,712,835

Total	$7,697,712,835	$—	$—	$7,697,712,835

†	Please refer to the Industry Classification section of the Schedule of Investments for a breakdown of valuations by industry type.

The accompanying notes are an integral part of these financial statements.

THE TRUST

The Trust, a registered investment company, is an exchange traded fund or “ETF.” The Trust continuously issues and redeems “in-kind” its shares, known as “Trust Units” or “Units,” only in large lot sizes, known as Creation Units, at their once-daily NAV. Units are listed individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading on the Exchange in the secondary market.

CREATION OF CREATION UNITS

Before trading on the Exchange in the secondary market, Trust Units are created at NAV in Creation Units. This occurs when Portfolio Deposits are made through the Clearing Process or outside the Clearing Process by an Authorized Participant that has executed a Participant Agreement with the Distributor and the Trustee. The Distributor will reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Distributor not later than the Closing Time (as defined below in “Creation of Creation Units—Procedures for Creation of Creation Units”) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase,* reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the current Prospectus.

The Trustee makes available to NSCC** before the commencement of trading on each Business Day a list of the names and required number of shares of each of the

 *    Any such increase is subject to the 20 Basis Point Limit discussed above under “Highlights—A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units.”
 ** As of December 31, 2011, the Depository Trust and Clearing Corporation (“DTCC”) owned 100% of the issued and outstanding shares of common stock of NSCC. Also as of such date, NYSE Euronext, the parent company of the Sponsor, and its affiliates, collectively owned not more than 0.4% of the issued and outstanding shares of common stock of DTCC (“DTCC Shares”), and the Trustee owned 6.22% of DTCC Shares.

Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily and reflect the relative weighting of the current S&P MidCap 400 Index. The value of such Index Securities, together with the Cash Component, is equal to the NAV of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The identity of each Index Security required for a Portfolio Deposit, as in effect on September 30, 2011, is set forth in the above Schedule of Investments. The Sponsor makes available (a) on each Business Day, the Dividend Equivalent Payment, on a per-Unit basis, effective through and including the previous Business Day and (b) every 15 seconds throughout the day at the Exchange, a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value occasionally may include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not by itself result in a halt in the trading of Units on the Exchange.

Upon receipt of one or more Portfolio Deposits, following placement with the Distributor of an order to create Units, the Trustee (a) delivers one or more Creation Units to DTC, (b) removes the Unit position from its account at DTC and allocates it to the account of the DTC Participant acting on behalf of the investor(s) creating Creation Unit(s), (c) increases the aggregate value of the Portfolio, and (d) decreases the fractional undivided interest in the Trust represented by each Unit.

Under certain circumstances (a) a portion of the stock portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (b) a portion of the Cash Component may consist of cash in an amount required to enable the Trustee to purchase such Index Securities. If there is a failure to deliver Index Securities that are the subject of such contracts to purchase, the Trustee will acquire such Index Securities in a timely manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time of its purchase and delivery, Units will represent fewer or more shares of such Index Security. Therefore, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all Units.

Procedures for Creation of Creation Units

All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m. New York time), in each case on the date such order is placed, in order for creation to be effected based on the NAV of the

Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and Trustee, including through the electronic order entry system offered by the Trustee pursuant to procedures set forth in the Participant Agreement and/or described in this Prospectus. Severe economic or market disruptions or changes, or telephone, internet or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

Units may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit will have a value greater than the NAV of the Units on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. An order will be deemed received on the Business Day on which it is placed so long as (a) the order is placed in proper form before the Closing Time on such Business Day and (b) federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m. New York time on the next Business Day.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. New York time on the next Business Day, the order may be deemed to be rejected and the investor shall be liable to the Trust for any losses resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities, to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If the missing Index Securities are not received by 1:00 p.m. New York time on the third (3rd) Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one (1) Business Day following notification by the Distributor that such a payment is required, the Trustee will return any unused portion of the Additional Cash Deposit only once all of the missing Index Securities of the Portfolio Deposit have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee of $4,000 is charged in all such cases to protect the existing Beneficial Owners from the dilutive costs associated with the maintenance and valuation of the required collateral, as well as the cost of acquiring any missing Index Securities. The delivery of Creation Units created as described above will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received.

The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of a Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are determined by the Trustee, whose determination shall be final and binding. The Trustee reserves the absolute right to reject a creation order if (a) the depositor or group of depositors, upon obtaining the Units ordered, would own 80% or more of the current outstanding Units; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Units. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them will incur any liability for the failure to give any such notification.

Placement of Creation Orders Using the Clearing Process

Creation Units created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the Clearing Process in a “regular way” manner by the third NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside the Clearing Process

Creation Units created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the Clearing Process and that creation will instead be effected through a transfer of stocks and cash directly through DTC. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 1:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order will be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Securities Depository; Book-Entry-Only System

DTC acts as securities depository for the Trust Units. Units are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC* was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of Units, DTC credits or debits, on its book-entry registration and transfer system, the amount of Units so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption outside of the Clearing Process. Beneficial ownership of Units is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Units is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of Units. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Units.

*   As of December 31, 2011, DTCC owned 100% of the issued and outstanding shares of the common stock of DTC.

As long as Cede & Co., as nominee of DTC, is the registered owner of Units, references to the registered or record owner of Units shall mean Cede & Co. and shall not mean the Beneficial Owners of Units. Beneficial Owners of Units are not entitled to have Units registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all Units for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC (“Depository Agreement”), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Unit holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding Units, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of any notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions are made to DTC or its nominee. DTC or its nominee, upon receipt of any payment of distributions in respect of Units, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Units, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Units held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Units, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to Units at any time by giving notice to the Trustee and the Sponsor, provided that it discharges its responsibilities with respect thereto in accordance with applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

REDEMPTION OF TRUST UNITS

Trust Units are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under “Highlights—Termination of the Trust.”

Procedures for Redemption of Creation Units

Redemption orders must be placed with a Participating Party (for redemptions through the Clearing Process) or DTC Participant (for redemptions outside the Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt by the Trustee of the Units to be redeemed and any Excess Cash Amounts (as defined below) in a timely manner. Orders for redemption effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. These deadlines vary by institution. Persons redeeming outside the Clearing Process are required to transfer Units through DTC and Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

Requests for redemption may be made on any Business Day to the Trustee (not to the Distributor). In the case of redemptions made through the Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of stocks for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon redemption, the Trustee may elect to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption is deemed received by the Trustee as a part of the Cash Redemption Payment in lieu thereof.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee, upon the request of a redeeming investor, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the S&P MidCap 400 Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting (as defined below under “The Portfolio—Portfolio Securities Confirm to the S&P MidCap 400 Index”).

All redemption orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee, including through the electronic order entry system offered by the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this Prospectus, so as to be received by the Trustee not later than the Closing Time on the Transmittal Date. Severe economic or market disruption or changes, or telephone, internet or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Valuation” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite Units are delivered to the Trustee prior to DTC Cut-Off Time (as defined below in “Redemption of Trust Units — Placement of Redemption Orders Outside the Clearing Process”) on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite Units are not delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee (i.e., the Business Day on which the Units are delivered through DTC to the Trustee by DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order).

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee, (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, or (c) for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using the Clearing Process

A redemption order made through the Clearing Process will be deemed received on the Transmittal Date so long as (a) the order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of a Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer (a) the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a “regular way” manner) by the third (3rd) NSCC Business Day following the date on which the request for redemption is deemed received, and (b) the Cash Redemption Payment.

Placement of Redemption Orders Outside the Clearing Process

A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that the DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order will be deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of Units specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered within three (3) Business Days and the Cash Redemption Payment to the relevant DTC Participant on behalf of the redeeming Beneficial Owner by the third (3rd) Business Day following the Transmittal Date.

THE PORTFOLIO

Because the objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P MidCap 400 Index, the Portfolio at any time will consist of as many of the Index Securities as is practicable. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust’s net assets. Although the Trust may at any time fail to own certain Index Securities, the Trust generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the S&P MidCap 400 Index and the performance of the Trust.

Portfolio Securities Conform to the S&P MidCap 400 Index

The S&P MidCap 400 Index is a float-adjusted capitalization-weighted index of 400 securities calculated under the auspices of the S&P Index Committee of S&P. At any moment in time, the S&P MidCap 400 Index equals the aggregate market value of the available float shares outstanding in each of the component 400 Index Securities, evaluated at their respective last sale prices on their respective listing exchange, divided by a scaling factor (“divisor”) which yields a resulting index value in the reported magnitude.

Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. S&P may also determine that the available float shares of one or more of the Index Securities has changed due to corporate actions, purchases or sales of securities by holders or other events. S&P may periodically (ordinarily, several times per quarter) replace one or more Index Securities due to mergers, acquisitions, bankruptcies or other market conditions, or if the issuers of such Index Securities fail to meet the criteria for inclusion in the S&P MidCap 400 Index. In 2011 there were 42 company changes to the S&P MidCap 400 Index. Ordinarily, whenever there is a change in shares outstanding or a change in an Index Security, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the S&P MidCap 400 Index.

The Trustee aggregates certain adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices for execution of orders. Adjustments are made more frequently in the case of significant changes to the S&P MidCap 400 Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the S&P MidCap 400 Index (“Misweighting”), it may not be efficient identically to replicate the share composition of the S&P MidCap 400 Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 0.02% to 0.25%, depending on the NAV of the Trust (in each case, “Misweighting Amount”), from the weighting of the Index Security in the S&P MidCap 400 Index.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee adjusts the composition of the Portfolio on a non-discretionary basis to conform to changes in the composition and/or weighting structure of Index Securities in the S&P MidCap 400 Index. To the extent that the method of determining the S&P MidCap 400 Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or the Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the S&P MidCap 400 Index.

The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a “Weighting Analysis”). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than five (5) consecutive Business Days 0.5% of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 0.5% of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are underweighted in the Portfolio as compared to their relative weightings in the S&P MidCap 400 Index, such that the Misweighting of such Index Securities will not be in excess of the applicable Misweighting Amount.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the determination of all redemptions or other purposes.

From time to time S&P may adjust the composition of the S&P MidCap 400 Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the S&P MidCap 400 Index. As stocks of an issuer are often removed from the S&P MidCap 400 Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day, an “Adjustment Day”), the number of shares and identity of each Index Security required for a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market, the Trustee calculates the NAV of the Trust. The NAV is divided by the number of outstanding Units multiplied by 25,000 Units in one Creation Unit, resulting in the NAV per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the S&P MidCap 400 Index in a Portfolio Deposit for the following Business Day (“Request Day”), such that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the S&P MidCap 400 Index, each as in effect on the Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the S&P MidCap 400 Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount.” The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the S&P MidCap 400 Index divisor to be adjusted after the close of the market on that Business Day,*and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then-effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then-effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of Units in Creation Unit size aggregations and upon the redemption of Units until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

 *    S&P publicly announces changes in the identity and/or weighting of Index Securities in advance of the actual change. The announcements regarding changes in the index components are made after the close of trading on such day.

THE S&P MIDCAP 400 INDEX

The S&P MidCap 400 Index is composed of four hundred (400) selected stocks, all of which are listed on national stock exchanges, and spans a broad range of major industry groups. The four hundred (400) stocks comprising the S&P MidCap 400 Index represented, as of December 31, 2011, approximately seven and one-half percent (7.5%) of the market value of the U.S. equities market. As of December 31, 2011, the five largest industry groups comprising the S&P MidCap 400 Index were: Capital Goods 11.39%; Real Estate 9.08%; Software & Services 8.35%; Energy 7.02% and Health Care Equipment & Services 6.94%. Current information regarding the market value of the S&P MidCap 400 Index is available from market information services. The S&P MidCap 400 Index is determined, comprised and calculated without regard to the Trust.

S&P is not responsible for and does not participate in the creation or sale of Units or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities. The information in this Prospectus concerning S&P and the S&P MidCap 400 Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the S&P MidCap 400 Index for the years 1991 through 2011. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the S&P MidCap 400 Index in the future. The results should not be considered representative of the performance of the Trust.

	Calendar
	Year-End
	Index Value*	Change in	Calendar
	December 31,	Index for	Year-End
Year	1990 = 100	Calendar Year	Yield**

1990	100.00	—%	3.16%
1991	146.59	+46.59	2.03
1992	160.56	+9.53	1.96
1993	179.33	+11.72	1.85
1994	169.44	−5.54	2.10
1995	217.84	+28.56	1.65
1996	255.58	+17.32	1.62
1997	333.37	+30.44	1.38
1998	392.31	+17.68	1.22
1999	444.67	+13.35	1.07
2000	516.76	+16.21	0.99
2001	508.31	−1.64	1.05
2002	429.79	−15.45	1.21
2003	576.01	+34.02	1.08

	Calendar
	Year-End
	Index Value*	Change in	Calendar
	December 31,	Index for	Year-End
Year	1990 = 100	Calendar Year	Yield**

2004	663.31	+15.16%	1.08%
2005	738.05	+11.27	1.14
2006	804.37	+8.99	1.24
2007	858.20	+6.69	1.21
2008	538.28	−37.28	2.18
2009	726.67	+35.00	1.45
2010	907.25	+24.85	1.33
2011	879.16	−3.10	1.52

*	Source: S&P. Year-end index values shown do not reflect reinvestment of dividends nor costs, such as brokerage charges and transaction costs.

**	Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the S&P MidCap 400 Index.

LICENSE AGREEMENT

The License Agreement grants State Street Global Markets, LLC (“SSGM”) a license to use the S&P MidCap 400 Index as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of S&P in connection with the Portfolio. The Trustee (on behalf of the Trust), the Sponsor and the Exchange have each received a sublicense from SSGM for the use of the S&P MidCap 400 Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Trust Units. Currently, the License Agreement is scheduled to terminate on April 27, 2020, but its term may be extended without the consent of any of the Beneficial Owners of Trust Units.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGM, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of Trust Units or any other person is entitled to use any rights whatsoever under the foregoing licensing arrangements or to use the trademarks “Standard & Poor’s,” “S&P,” “Standard & Poor’s MidCap 400 Index,” “Standard & Poor’s MidCap 400 Depositary Receipts” or “S&P MidCap 400 Index,” or to use the S&P MidCap 400 Index except as specifically described in the License Agreement and sublicenses or as may be specified in the Trust Agreement.

The Trust is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation or warranty, express or implied, to the Trust, the Trustee, the Distributor, DTC or Beneficial Owners of Trust Units regarding the advisability of investing in securities generally or in the Trust particularly or the ability of the S&P MidCap 400 Index to track general stock market performance. S&P’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index which is determined, comprised and calculated by S&P without regard to the Trust or the Beneficial Owners of Trust Units. S&P has no obligation to take the needs of the Trust or the Beneficial Owners of Trust Units into consideration in determining, comprising or calculating the S&P MidCap 400 Index. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Units. S&P has no obligation or liability in connection with the administration, marketing or trading of Units.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUST, BENEFICIAL OWNERS OF TRUST UNITS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH

RESPECT TO THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

EXCHANGE LISTING

On October 1, 2008, NYSE Euronext acquired the American Stock Exchange LLC, which was renamed “NYSE Alternext US” and subsequently renamed “NYSE Amex.” As the listing and trading of all exchange traded funds on NYSE was being consolidated on a single trading venue, NYSE Arca, the Sponsor and the Trustee decided to move the listing for the Trust from NYSE Alternext US (now NYSE Amex) to NYSE Arca. Therefore, Trust Units have been listed on NYSE Arca since February 24, 2009. The Trust is not required to pay an initial listing fee to the Exchange. Transactions involving Trust Units in the public trading market are subject to customary brokerage charges and commissions.

There can be no assurance that Units will always be listed on the Exchange. The Trust will be terminated if Trust Units are delisted. Trading in Units may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of Units if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Units for 30 or more consecutive trading days; (b) the value of the S&P MidCap 400 Index is no longer calculated or available or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market decline. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one (1) Business Day.

The Sponsor’s aim in designing Trust Units was to provide investors with a security whose initial market value would approximate one-fifth (1/5th) the value of the S&P MidCap 400 Index. Of course, the market value of a Unit is affected by a variety of factors, including capital gains distributions made, and expenses incurred, by the Trust, and therefore, over time, a Unit may no longer approximate one-fifth (1/5th) the value of the S&P MidCap 400 Index. The market price of a Unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

FEDERAL INCOME TAXES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Units. The discussion below provides general tax information relating to an investment in Units, but it does not purport to be a comprehensive description of all the U.S. federal income tax considerations that may be relevant to a particular person’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of a Beneficial Owner’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Beneficial Owners subject to special rules, such as:

•	certain financial institutions;

•	regulated investment companies;

•	real estate investment trusts;

•	dealers or traders in securities who use a mark-to-market method of tax accounting;

•	persons holding Units as part of a hedging transaction, straddle, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Units;

•	U.S. Holders (as defined below) whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes;

•	former U.S. citizens and certain expatriated entities;

•	tax-exempt entities, including an “individual retirement account” or “Roth IRA”; or

•	insurance companies.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Units, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the Units.

The following discussion applies only to a Beneficial Owner of Units that (i) is treated as the beneficial owner of such Units for U.S. federal income tax purposes, (ii) holds such Units as capital assets and (iii), unless otherwise noted, is a U.S. Holder. A “U.S. Holder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of Units and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

This discussion is based on the Code, administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the U.S. federal income tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Taxation of the Trust

The Trust believes that it qualified as a regulated investment company under Subchapter M of the Code (a “RIC”) for its taxable year ended September 30, 2011, and it intends to qualify as a RIC in the current and future taxable years. Assuming that the Trust so qualifies and that it satisfies the distribution requirements described below, the Trust generally will not be subject to U.S. federal income tax on income distributed in a timely manner to the holders of its Units (“Unitholders”), including amounts that are reinvested pursuant to the Trust’s dividend reinvestment plan.

To qualify as a RIC for any taxable year, the Trust must, among other things, satisfy both an income test and an asset diversification test for such taxable year. Specifically, (i) at least 90% of the Trust’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Trust’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Trust controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of such entity’s gross income for the relevant taxable year consists of Qualifying RIC Income. The Trust’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Trust.

In order to be exempt from U.S. federal income tax on its distributed income, the Trust must distribute to its Unitholders on a timely basis at least 90% of its “investment company taxable income” and at least 90% of its net tax-exempt interest income for each taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and with certain other adjustments. Any taxable income, including any net capital gain, that the Trust does not distribute to its Unitholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Trust has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Trust will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax.

If the Trust failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Unitholders, and all distributions out of earnings and profits would be taxable as dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate U.S. Holders and, prior to January 1, 2013, would constitute “qualified dividend income” for individual U.S. Holders. See “Federal Income Taxes — Tax Consequences to U.S. Holders — Distributions.” In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Trust fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

In order to meet the distribution requirements necessary to be exempt from U.S. federal income tax on its distributed income, the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities.

Tax Consequences to U.S. Holders

Distributions.  Distributions of the Trust’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to U.S. Holders as ordinary income to the extent such distributions are paid out of the Trust’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described below), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the U.S. Holder has owned Units. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital that will be applied against and reduce the U.S. Holder’s basis in its Units. To the extent that the amount of any such distribution exceeds the U.S. Holder’s basis in its Units, the excess will be treated as gain from a sale or exchange of the Units.

The ultimate tax characterization of the distributions that the Trust makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that the Trust will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. Return-of-capital distributions may result if, for example, the Trust makes distributions of cash amounts deposited in connection with Portfolio Deposits. Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding Units fluctuates significantly.

Distributions of “qualified dividend income” to an individual or other non-corporate U.S. Holder during a taxable year of such U.S. Holder beginning before January 1, 2013 will be treated as “qualified dividend income” and will therefore be taxed at rates applicable to long-term capital gains, provided that the U.S. Holder meets certain holding period and other requirements with respect to its Units and that the Trust meets certain holding period and other requirements with respect to the underlying shares of stock. It is unclear whether any legislation will be enacted that would extend this treatment to taxable years beginning on or after January 1, 2013. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Dividends distributed by the Trust to a corporate U.S. Holders will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Trust. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate U.S. Holder fails to satisfy certain requirements, including a holding period requirement, with respect to its Units.

The Trust intends to distribute its net capital gains at least annually. If, however, the Trust retains any net capital gains for reinvestment, it may elect to treat such net capital gains as having been distributed to its Unitholders. If the Trust makes such an election, each U.S. Holder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Trust on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such tax liability. In addition, each U.S. Holder will be entitled to increase the adjusted tax basis of its Units by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Trust will make this election if it retains all or a portion of its net capital gain for a taxable year.

Because the taxability of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of Units may be taxable, even though, as an economic matter, the distribution represents a return of the U.S. Holder’s initial investment.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Units pursuant to the Trust’s dividend reinvestment plan. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Unitholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Trust and received by the Unitholders on December 31, of the year in which declared.

Sales and Redemptions of Units.  In general, upon the sale or other disposition of Units, a U.S. Holder will recognize gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or other disposition and the U.S. Holder’s adjusted tax basis in the relevant Units. Such gain or loss generally will be long-term gain capital gain or loss if the U.S. Holder’s holding period for the relevant Units is more than one year. Under current law, net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Losses recognized by a U.S. Holder on the sale or other disposition of Units held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Units. In addition, no loss will be allowed on a sale or other disposition of Units if the U.S. Holder acquires (including pursuant to the Trust’s dividend reinvestment plan), or enters into a contract or option to acquire, Units within 30 days before or after such sale or other disposition. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

If a U.S. Holder receives an in-kind distribution in redemption of Units, the U.S. Holder will recognize gain or loss in an amount equal to the difference between the sum of the aggregate fair market value as of the redemption date of the stocks and cash received in the redemption and the U.S. Holder’s adjusted tax basis in the relevant Units. The U.S. Holder will generally have an initial tax basis in the distributed stocks equal to their respective fair market values on the redemption date. The IRS may assert that any resulting loss may not be deducted on the ground that there has been no material change in the U.S. Holder’s economic position. The Trust will not recognize gain or loss for U.S. federal income tax purposes on an in-kind distribution of stocks.

Under U.S. Treasury regulations, if a U.S. Holder recognizes losses with respect to Units of $2 million or more for an individual U.S. Holder or $10 million or more for a corporate U.S. Holder, the U.S. Holder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the U.S. Holder’s treatment of the loss is proper. Certain states may have similar disclosure requirements.

Portfolio Deposits.  Upon the transfer of a Portfolio Deposit to the Trust, a U.S. Holder will generally recognize gain or loss with respect to each stock included in the Portfolio Deposit in an amount equal to the difference, if any, between the amount realized with respect to such stock and the U.S. Holder’s basis in the stock. The amount realized with respect to each stock included in a Portfolio Deposit is determined by allocating among all of the stocks included in the Portfolio Deposit an amount equal to the fair market value of the Creation Units received (determined as of the date of transfer of the Portfolio Deposit) plus the amount of any cash received from the Trust, reduced by the amount of any cash that the U.S. Holder pays to the Trust. This allocation is made among such stocks in accordance with their relative fair market values as of the date of transfer of the Portfolio Deposit. The IRS may assert that any loss resulting from the transfer of a Portfolio Deposit to the Trust may not be deducted on the ground that there has been no material change in the economic position of the U.S. Holder. The Trust will not recognize gain or loss for U.S. federal income tax purposes on the issuance of Creation Units in exchange for Portfolio Deposits.

Backup Withholding and Information Returns.  Payments on the Units and proceeds from a sale or other disposition of Units will generally be subject to information reporting. A U.S. Holder will be subject to backup withholding on all such amounts unless (i) the U.S. Holder is an exempt recipient or (ii) the U.S. Holder provides its correct taxpayer identification number (generally, on IRS Form W-9) and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle the U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Tax Consequences to Non-U.S. Holders

A “Non-U.S. Holder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of Units and is a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate. The discussion below does not apply to a Non-U.S. Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year or is an expatriate. Such Non-U.S. Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The U.S. federal income taxation of a Non-U.S. Holder depends on whether the income that the Non-U.S. Holder derives from the Trust is “effectively connected” with a trade or business that the Non-U.S. Holder conducts in the United States.

If the income that a Non-U.S. Holder derives from the Trust is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Holder, distributions of “investment company taxable income” to such Non-U.S. Holder will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). Provided that certain requirements are satisfied, however, this withholding tax will not be imposed on dividends paid by the Trust in its taxable years beginning before January 1, 2012 to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the Non-U.S. Holder (“interest-related dividends” and “short-term capital gain dividends,” respectively). It is unclear whether any legislation will be enacted that would extend this exemption from withholding to the Trust’s taxable years beginning on or after January 1, 2012.

A Non-U.S. Holder whose income from the Trust is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains. In addition, such a Non-U.S. Holder will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Holder, any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. Holders. If the Non-U.S. Holder is a corporation, it may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the Units. A Non-U.S. Holder may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be subject to withholding tax at a reduced treaty rate if such Non-U.S. Holder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Recent legislation generally imposes withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries) of U.S.-source dividends and the gross proceeds of dispositions of property that can produce U.S.-source dividends, unless the relevant foreign entity satisfies various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in, or accounts with, those entities). Pursuant to published guidance from the IRS and the U.S. Treasury Department, this legislation will apply to payments of dividends made after December 31, 2013 and payments of gross proceeds made after December 31, 2014. Non-U.S. Holders should consult their tax advisors regarding the possible implications of this legislation on their investment in Units.

In order to qualify for the exemption from U.S withholding on “interest-related dividends,” to qualify for an exemption from U.S. backup withholding tax and to qualify for a reduced rate of U.S. withholding tax on Trust distributions pursuant to an income tax treaty, a Non-U.S. Holder must generally deliver to the Trust a properly executed IRS form (generally, Form W-8BEN). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gains, any withholding taxes or any backup withholding, a Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

BENEFIT PLAN INVESTOR CONSIDERATIONS

In considering the advisability of an investment in Units, fiduciaries of pension, profit sharing or other tax-qualified retirement plans and funded welfare plans or entities whose underlying assets include “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (collectively, “Plans”) subject to the fiduciary responsibility requirements of ERISA, should consider whether an investment in Units (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of Units does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors and certain other investors not subject to ERISA, such as Keogh Plans, should consider that such arrangements may make only such investments as are authorized by the governing instruments and that IRAs, Keogh Plans and certain other types of arrangements are subject to the prohibited transaction rules of Section 4975 of the Code. Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law, which may include restrictions similar to ERISA and Section 4975 of the Code, on investments in Units and the considerations discussed above, to the extent such considerations apply. Each purchaser and transferee of a Unit who is subject to ERISA or Section 4975 of the Code or any similar laws will be deemed to have represented by its acquisition and holding of each Unit that its acquisition and holding of any Units does not give rise to a non-exempt prohibited transaction under ERISA, the Code or any similar law.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in Units by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the Investment Company Act of 1940. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in Units.

Each purchaser or transferee should consult legal counsel before purchasing the Units. Nothing herein shall be construed as a representation that an investment in the Units would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, an employee benefit plan subject to ERISA or Section 4975 of the Code or a similar law.

CONTINUOUS OFFERING OF UNITS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Units.

Because new Units can be created and issued on an ongoing basis, at any point during the life of the Trust a “distribution,” as such term is used in the Securities Act of 1933 may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act of 1933. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent Units and sells the Units directly to its customers; or if it chooses to couple the creation of a supply of new Units with an active selling effort involving solicitation of secondary market demand for Units. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

As discussed in “Expenses of the Trust,” the Trustee uses the services of an affiliated broker-dealer, ConvergEx, for the execution of all brokerage transactions for the Trust.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Units, whether or not participating in the distribution of Units, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act of 1933 is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Units that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act of 1933, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act of 1933. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act of 1933 is only available with respect to transactions on a national exchange.

The Sponsor intends to qualify Units in states selected by the Sponsor and through broker-dealers who are members of FINRA. Persons intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such person’s state of domicile or residence should consult their legal adviser regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

DIVIDEND REINVESTMENT SERVICE

The Trust has made the Dividend Reinvestment Service available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Some DTC Participants may not elect to utilize the Dividend Reinvestment Service; therefore, an interested SPDR MidCap 400 Trust investor may wish to contact such investor’s broker to ascertain the availability of the Dividend Reinvestment Service through such broker. Each broker may require investors to adhere to specific procedures and timetables in order to participate in the Dividend Reinvestment Service and such investors should ascertain from their broker such necessary details.

Distributions reinvested in additional Units through the Dividend Reinvestment Service are nevertheless taxable dividends to Beneficial Owners to the same extent as if received in cash.

The Trustee credits to the Trust cash equal to the net asset value of the Units issued to Beneficial Owners participating in reinvestment through the Dividend Reinvestment Service and generally applies the cash in the ordinary administration of the Trust to the acquisition of Index Securities in connection with portfolio deposits and portfolio rebalancing. The portion of the participating Beneficial Owners’ dividend distribution which exceeds the cash credited to the Trust in respect of the creation of Units is distributed, on a pro rata basis, to the participating Beneficial Owners. Brokerage commissions, if any, incurred in obtaining Index Securities necessary to create additional Units with the cash from the distributions are an expense of the Trust.*

As discussed in “Expenses of the Trust,” the Trustee uses the services of an affiliated broker-dealer, ConvergEx, for the execution of all brokerage transactions for the Trust, including all acquisitions of securities relating to the Dividend Reinvestment Service.

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.25%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.25% of the Trust’s daily NAV and the rate may be changed without notice.

Until further notice, the Sponsor has undertaken that it will not permit the ordinary operating expenses of the Trust, as calculated by the Trustee, to exceed an amount that is 0.30% per annum of the daily NAV of the Trust. To the extent the ordinary operating expenses of the Trust do exceed such 0.30% amount, the Sponsor will reimburse the Trust for, or assume the excess. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.30% per annum level on any given day. For purposes of this undertaking, ordinary operating expenses of the

*   It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2011, the approximate amount of brokerage commissions incurred in implementing the Dividend Reinvestment Service was less than $0.001 per Unit.

Trust do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the Trust or the Trustee may be a party. The Sponsor may discontinue this undertaking or renew it for a specified period of time, or may choose to reimburse or assume certain Trust expenses in later periods to keep Trust expenses at a level it believes to be attractive to investors. In any event, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.30% per annum.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee, in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue any voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Units (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Units (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of Units during the life of the Trust and upon termination of the Trust; (i) brokerage commissions incurred by the Trustee when acquiring or selling Index Securities pursuant to the provisions of the Trust Agreement; and (j) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

Since 1999, the Trustee has used the services of BNY ConvergEx Execution Solutions LLC (“ConvergEx”), an affiliated broker-dealer, for the execution of all brokerage transactions for the Trust, including adjustments to the Portfolio in connection with the addition or removal of Index Securities from the S&P MidCap 400 Index and acquisitions of Index Securities in connection with the Dividend Reinvestment Service. ConvergEx receives a fixed commission per Index Security share on all such brokerage transactions and, in return for such commission, seeks to execute purchases and sales of Index Security shares at the closing price or at a price more beneficial to the Trust. Any price improvement relative to the closing price of the Index Security that is obtained by ConvergEx is for the benefit of the Trust, and not the Trustee or ConvergEx.

The Trust Agreement requires the Trustee to direct its securities transactions only to brokers or dealers, which may include affiliates of the Trustee, from which the

Trustee expects to obtain the most favorable prices for execution of orders. The Trustee has reviewed the execution services that ConvergEx provides to the Trust and has determined that they are consistent with the requirements of the Trust Agreement.

Aggregate annual brokerage commissions paid to ConvergEx by the Trust are included in Note 8, Related Party Transactions, in the Notes to the Trust’s financial statements.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement, (b) federal and state annual registration fees for the issuance of Units, and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses such as printing). With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with State Street Global Markets, LLC (the “Marketing Agent”), pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.30% per annum of the daily NAV of the Trust.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 0.10% to 0.14% of the NAV of the Trust, as shown below, depending on the NAV of the Trust. The compensation is computed on each Business Day on the basis of the NAV of the Trust on such day, and the amount thereof is accrued daily and paid monthly. During the first two years of the operation of the Trust, the Trustee’s fee was 0.12% per annum, regardless of the NAV of the Trust. The Trustee, in its discretion, may also waive all or a portion of such fee.

Trustee Fee Scale

Fee as a Percentage of Net
Net Asset Value of the Trust	Asset Value of the Trust

0 – $500,000,000	0.14% per annum*
$500,000,001 – $1,000,000,000	0.12% per annum*
$1,000,000,001 and above	0.10% per annum*

*	The fee indicated applies to that portion of the NAV of the Trust which falls in the size category indicated.

As of September 30, 2011 and as of December 31, 2011, the Net Assets of the Trust were $7,730,556,939 and $8,865,003,139, respectively. No representation is made as to the actual Net Assets of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities, or to creations or redemptions made in the future.

VALUATION

The NAV of the Trust is computed as of the Evaluation Time, as shown under “Summary — Essential Information as of September 30, 2011,” on each Business Day. The NAV of the Trust on a per Unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding Units. For the most recent NAV information, please go to www.spdrs.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor or, if there is no such appropriate closing sale price on such exchange, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof

ADMINISTRATION OF THE TRUST

Distributions to Beneficial Owners

The regular quarterly ex-dividend date for Units is the third (3rd) Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the second (2nd) Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per Unit are calculated at least to the nearest 1/100th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to continue to qualify as a RIC under the Code and to avoid U.S. federal excise tax would consist of (a) an increase in the distribution scheduled for January to include any amount by which the Trust’s estimated “investment company taxable income” and net capital gains for a year exceeded the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual “investment company taxable income” and net capital gain of the Trust have been computed, of the amount, if any, by which such actual income and gain exceeds the distributions already made. The NAV of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee has to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among stocks that are over-weighted in the Portfolio relative to their weightings in the S&P MidCap 400 Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

As specified in the Trust Agreement, the Trustee may declare special dividends if the Trustee deems such action necessary or advisable to preserve the status of the Trust as a RIC or to avoid imposition of income or excise taxes on undistributed income or deems such action otherwise advantageous to the Trust (subject to certain limitations). The Trust Agreement also permits the Trustee to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to RICs or would otherwise be advantageous to the Trust. In addition, the Trust Agreement permits the Trustee to change the regular Ex-Dividend Date for Units to another date within the month or quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the NAV of the Trust.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book-entry system of DTC and the DTC Participants.

The settlement date for the creation of Units or the purchase of Units in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

Any Beneficial Owner interested in acquiring additional Units with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the Dividend Reinvestment Service, if such service is available through the Beneficial Owner’s broker.

Statements to Beneficial Owners; Annual Reports

With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed expressed as a dollar amount per Unit.

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of Units at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

Rights of Beneficial Owners

Beneficial Owners may sell Units in the secondary market, but must accumulate enough Units to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the S&P MidCap 400 Index. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Units to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners, although the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Units if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee receives from DTC, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding Units. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds Units, and provides each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $100,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U. This adjustment is to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve-month period ending in the last month of the preceding fiscal year.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Trust Units; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Trust Units, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the S&P MidCap 400 Index; (e) if the License Agreement is terminated; or (f) if Trust Units are delisted from the Exchange. The Trust will also terminate by its terms on the Termination Date.

The Trust will terminate if either the Sponsor or the Trustee resigns or is removed and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Trust Units (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the Units held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, that no additional Units will be created for the purpose of reinvesting dividend distributions, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. Trust Units not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of Trust Units required.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Euronext, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. On October 1, 2008, the Sponsor became an indirect wholly-owned subsidiary of NYSE Euronext following the acquisition by NYSE Euronext of the American Stock Exchange LLC and all of its subsidiaries. NYSE Euronext is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Units to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Units within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Trustee of such failure, resigns, or if the Sponsor is adjudged bankrupt or insolvent, or a receiver of the Sponsor or of its property is appointed, or a trustee or liquidator or any public officer takes charge or control of the Sponsor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or terminate the Trust Agreement and liquidate the Trust. Upon the Trustee’s and a successor Sponsor’s execution of an instrument of appointment and assumption, the successor Sponsor succeeds to all of the rights, powers, duties and obligations of the original Sponsor. The successor Sponsor shall not be under any liability under the Trust Agreement for occurrences or omissions prior to the execution of such instrument. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable, but not exceeding the amounts prescribed by the SEC.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The Trustee shall terminate the Trust Agreement and liquidate the Trust if, within sixty (60) days following the date on which a notice of resignation was delivered by the Sponsor, a successor Sponsor has not been appointed or the Trustee has not agreed to act as Sponsor.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Units for taking or refraining from taking any action in good faith, or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the purchase, continued holding or sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, shareholders, officers, employees, subsidiaries and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party arising out of or in connection with the performance of its obligations or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

TRUSTEE

The Trustee is a corporation organized under the laws of New York with the powers of a trust company under the New York Banking law with a trust office at 2 Hanson Place, 9th Floor, Brooklyn, NY 11217. The Trustee’s Internal Revenue Service Employer Identification Number is 135-160382. The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York, the Federal Deposit Insurance Corporation and the New York State Financial Services Department.

Information regarding Cash Redemption Payment amounts, number of outstanding Trust Units and Transaction Fees may be obtained from the Trustee toll-free at 1-866-874-4125. Complete copies of the Trust Agreement and a list of the parties that have executed a Participant Agreement may be obtained from the Trustee’s principal office.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning Units for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the acceptance of the appointment as Trustee for the Trust by the successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts promptly to appoint a successor Trustee in the manner and meeting the qualifications provided in the Trust Agreement. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trustee shall terminate the Trust Agreement and liquidate the Trust.

If the Trustee becomes incapable of acting as such, or fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not be cured within fifteen (15) Business Days following receipt of notice from the Sponsor of such failure, or is adjudged bankrupt or insolvent, or a receiver of the Trustee or its property is appointed, or a trustee or liquidator or any public officer takes charge or control of such Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such appointment of a successor Trustee via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance and acknowledgment of an instrument accepting appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a bank, trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profits of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding Units may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above and in the Trust Agreement.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations arising out of or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

LEGAL OPINION

The legality of the Trust Units offered hereby has been passed upon by Davis Polk & Wardwell LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
FINANCIAL STATEMENTS

The financial statements as of September 30, 2011 included in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust has adopted a code of ethics in compliance with Rule 17j-1 requirements under the Investment Company Act of 1940. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the SEC’s Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this Prospectus.

INFORMATION AND COMPARISONS RELATING TO TRUST,
SECONDARY MARKET TRADING, NET ASSET SIZE, PERFORMANCE
AND TAX TREATMENT

Information regarding various aspects of the Trust, including the net asset value thereof, as well as the secondary market trading, the performance and the tax treatment of Units, may be included from time to time in advertisements, sales literature and other communications, and in reports to current or prospective Beneficial Owners. Any such performance-related information will reflect only past performance of Units, and no guarantees can be made of future results.

Information may be provided to investors regarding the ability to engage in short sales of Trust Units. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow before effecting the sale. Institutional investors may be advised that lending their Trust Units to short sellers may generate stock loan credits that may supplement the return they can earn from an investment in Units. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend Trust Units. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

In addition, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with Trust Units. Both conventional mutual funds and the Trust may be required to recognize capital gains incurred as a result of adjustments to the composition of the S&P 400 Index and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions (“net redemptions”) and has insufficient cash available to fund such net redemptions, such mutual fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for Trust Units does not involve selling the portfolio stocks. Instead, the Trust delivers the actual portfolio of stocks in an in-kind exchange to any person redeeming Trust Units shares in Creation Unit size aggregations. While this in-kind exchange is a taxable transaction to the redeeming Unitholder (usually a broker/dealer), it generally does not constitute a taxable transaction at the Trust level and, consequently, there is no realization of taxable gain or loss by the Trust with respect to such in-kind redemptions. In a period of market appreciation of the S&P 400 Index and, consequently, appreciation of the portfolio stocks held in the Trust, this in-kind redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the Trust level. Although the same result would apply to conventional mutual funds utilizing an in-kind redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks in kind are limited in most mutual funds.

Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund’s portfolio. In contrast, the in-kind redemption mechanism of Trust Units may make them more tax-efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, this in-kind redemption feature tends to lower the amount of annual net capital gains distributions to Unitholders as compared to their conventional mutual fund counterparts. Since Unitholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the smaller will be the Unitholders’ tax liability. To the extent that the Trust is not required to recognize capital gains, a Unitholder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the Trust terminates. If such Unitholder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

One important difference between Trust Units and conventional mutual fund shares is that Trust Units are available for purchase or sale on an intraday basis on the Exchange. An investor who buys shares in a conventional mutual fund will buy or sell shares at a price at or related to the closing NAV per share, as determined by the fund. In contrast, Trust Units are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationship of Trust Units closing prices to NAV for the period 5/4/95 (the first trading date of the Trust) through 12/31/11, the distribution relationships of high, low and closing prices over the same period, and distribution of bid/ask spreads for 2011. This table should help investors evaluate some of the advantages and disadvantages of Trust Units relative to funds sold and redeemed at prices related to closing NAV. Specifically, the table illustrates in an approximate way the risks of buying or selling Trust Units at prices less favorable than closing NAV and, correspondingly, the opportunities to buy or sell at prices more favorable than closing NAV.

The investor may wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the table illustrates the distribution of percentage ranges between the high and the low price each day and between each extreme daily value and the closing NAV for all trading days from 5/4/95 through 12/31/11.

The investor may wish to compare these ranges with the average bid/ask spread on Trust Units and add any commissions charged by a broker. The trading ranges for this period will not necessarily be typical of trading ranges in future years and the bid/ask spread on Trust Units may vary materially over time and may be significantly greater at times in the future. There is some evidence, for example, that the bid/ask spread will widen in markets that are more volatile and narrow when markets are less volatile. Consequently, the investor should expect wider bid/ask spreads to be associated with wider daily spread ranges.

Daily Percentage Price Ranges: Average and Frequency Distribution for
SPDR MidCap 400 Trust and S&P MidCap 400 Index:
Highs and Lows vs. Close*
(from inception of trading through 12/31/2011)

S&P MIDCAP 400 INDEX

			Intraday High Value		Intraday Low Value
	Daily % Price Range		Above Closing Value		Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total

0—0.25%	9	0.21%	1704	40.60%	1119	26.66%
0.25—0.5%	215	5.12%	655	15.61%	744	17.73%
0.5—1.0%	1232	29.35%	797	18.99%	1109	26.42%
1.0—1.5%	1109	26.42%	421	10.03%	574	13.68%
1.5—2.0%	712	16.96%	271	6.46%	297	7.08%
2.0—2.5%	363	8.65%	140	3.34%	147	3.50%
2.5—3.0%	206	4.91%	80	1.91%	75	1.79%
3.0—3.5%	123	2.93%	54	1.29%	49	1.17%
>3.5%	228	5.43%	75	1.79%	83	1.98%

Total	4197	100.00%	4197	100.00%	4197	100.00%

Average Daily Range: 1.6544%

SPDR MIDCAP 400 TRUST

			Intraday High Value		Intraday Low Value
	Daily % Price Range		Above Closing Value		Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total

0—0.25%	21	0.50%	1338	31.88%	995	23.71%
0.25—0.5%	128	3.05%	752	17.92%	759	18.08%
0.5—1.0%	1115	26.57%	961	22.90%	1218	29.02%
1.0—1.5%	1171	27.90%	495	11.79%	586	13.96%
1.5—2.0%	781	18.61%	308	7.34%	317	7.55%
2.0—2.5%	399	9.51%	136	3.24%	135	3.22%
2.5—3.0%	237	5.65%	94	2.24%	70	1.67%
3.0—3.5%	128	3.05%	43	1.02%	44	1.05%
>3.5%	217	5.17%	70	1.67%	73	1.74%

Total	4197	100.00%	4197	100.00%	4197	100.00%

Average Daily Range: 1.7143%

*	Source: Bloomberg

Frequency Distribution of Discounts and Premiums for the SPDR MidCap 400 Trust:
Closing Price vs. Net Asset Value (NAV) as of 12/31/11(1)(2)

		Calendar	Calendar	Calendar	Calendar		From
		Quarter	Quarter	Quarter	Quarter	Calendar	5/4/1995
		Ending	Ending	Ending	Ending	Year	through
Range		3/31/2011	6/30/2011	9/30/2011	12/31/2011	2011	12/31/2011
>200	Days	—	—	—	—	—	2

Basis Points	%	—	—	—	—	—	0.0%

150 — 200	Days	—	—	—	—	—	3

Basis Points	%	—	—	—	—	—	0.1%

100 — 150	Days	—	—	—	—	—	8

Basis Points	%	—	—	—	—	—	0.2%

50 — 100	Days	—	—	—	—	—	127

Basis Points	%	—	—	—	—	—	3.0%

25 — 50	Days	—	1	—	—	1	393

Basis Points	%	—	1.6%	—	—	0.4%	9.4%

0 — 25	Days	20	27	26	26	99	1531

Basis Points	%	32.3%	42.9%	40.6%	41.3%	39.3%	36.5%

Total Days	Days	20	28	26	26	100	2064

at Premium	%	32.3%	44.4%	40.6%	41.3%	39.7%	49.2%

Closing Price	Days	0	0	1	0	1	56

Equal to NAV	%	0.0%	0.0%	1.6%	0.0%	0.4%	1.3%

Total Days	Days	42	35	37	37	151	2077

at Discount	%	67.7%	55.6%	57.8%	58.7%	59.9%	49.5%

0 — -25	Days	42	35	37	37	151	1632

Basis Points	%	67.7%	55.6%	57.8%	58.7%	59.9%	38.9%

-25 — -50	Days	—	—	—	—	—	320

Basis Points	%	—	—	—	—	—	7.6%

-50 — -100	Days	—	—	—	—	—	103

Basis Points	%	—	—	—	—	—	2.5%

-100 — -150	Days	—	—	—	—	—	16

Basis Points	%	—	—	—	—	—	0.4%

-150 — -200	Days	—	—	—	—	—	4

Basis Points	%	—	—	—	—	—	0.1%

< -200	Days	—	—	—	—	—	2

Basis Points	%	—	—	—	—	—	0.0%

Close was within 0.50% of NAV better than 93% of the time from May 4, 1995
(the first day of trading) through December 31, 2011.

(1)	Source: NYSE Euronext

(2)	From May 4, 1995 to November 28, 2008 the closing price was the last price on NYSE Amex (formerly the American Stock Exchange) and from December 1, 2008 to December 31, 2011 the last price was the NYSE Arca last price.

Frequency Distribution of Discounts and Premiums for the SPDR MidCap 400 Trust:
Bid/Ask Price vs. Net Asset Value (NAV) as of 12/31/11(1)(2)

		Calendar	Calendar	Calendar	Calendar
		Quarter	Quarter	Quarter	Quarter	Calendar
		Ending	Ending	Ending	Ending	Year
Range		3/31/2011	6/30/2011	9/30/2011	12/31/2011	2011
>200	Days	—	—	—	1	1

Basis Points	%	—	—	—	1.6%	0.4%

150 — 200	Days	—	—	—	0	0

Basis Points	%	—	—	—	0.0%	0.0%

100 — 150	Days	—	—	—	0	0

Basis Points	%	—	—	—	0.0%	0.0%

50 — 100	Days	—	—	—	0	0

Basis Points	%	—	—	—	0.0%	0.0%

25 — 50	Days	—	—	—	0	0

Basis Points	%	—	—	—	0.0%	0.0%

0 — 25	Days	19	26	41	35	121

Basis Points	%	30.6%	41.3%	64.1%	55.6%	48.0%

Total Days	Days	19	26	41	36	122

at Premium	%	30.6%	41.3%	64.1%	57.1%	48.4%

Closing Price	Days	1	0	0	0	1

Equal to NAV	%	1.6%	0.0%	0.0%	0.0%	0.4%

Total Days	Days	42	37	23	27	129

at Discount	%	67.7%	58.7%	35.9%	42.9%	51.2%

0 — -25	Days	42	37	23	27	129

Basis Points	%	67.7%	58.7%	35.9%	42.9%	51.2%

−25 — -50	Days	—	—	—	—	—

Basis Points	%	—	—	—	—	—

−50— -100	Days	—	—	—	—	—

Basis Points	%	—	—	—	—	—

−100 — -150	Days	—	—	—	—	—

Basis Points	%	—	—	—	—	—

−150 — -200	Days	—	—	—	—	—

Basis Points	%	—	—	—	—	—

<−200	Days	—	—	—	—	—

Basis Points	%	—	—	—	—	—

(1)	Source: NYSE Euronext

(2)	Since December 1, 2008, the Bid/Ask price has been the NYSE Arca Bid/Ask price at 4:00 p.m. From November 28, 2008 to April 3, 2001, the Bid/Ask price was calculated based on the best bid and the best offer on NYSE Amex (formerly the American Stock Exchange) at 4:00 p.m. However, prior to April 3, 2001, the calculation of the Bid/Ask Price was based on the midpoint of the best bid and best offer at the close of trading on the American Stock Exchange, ordinarily 4:15 p.m.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)
as of 12/31/11*

Cumulative Total Return

	1 Year	5 Year	10 Year

SPDR MidCap 400 Trust
Return Based on NAV(2)(3)(4)(5)	−1.97%	15.98%	91.69%
Return Based on Bid/Ask Price(2)(3)(4)(5)	−2.12%	15.90%	92.15%
S&P MidCap 400 Index	−1.73%	17.72%	97.40%

Average Annual Total Return

	1 Year	5 Year	10 Year

SPDR MidCap 400 Trust
Return Based on NAV(2)(3)(4)(5)	−1.97%	3.01%	6.72%
Return Based on Bid/Ask Price(2)(3)(4)(5)	−2.12%	3.00%	6.75%
S&P MidCap 400 Index	−1.73%	3.32%	7.04%

(1)	Since December 1, 2008, the Bid/Ask price has been the NYSE Arca Bid/Ask price at 4:00 p.m. From November 28, 2008 to April 3, 2001, the Bid/Ask price was calculated based on the best bid and the best offer on NYSE Amex (formerly the American Stock Exchange) at 4:00 p.m.

(2)	Total return figures have been calculated in the manner described above in “Highlights—Bar Chart and Table.”

(3)	Includes all applicable ordinary operating expenses set forth above in “Highlights—Expenses of the Trust.”

(4)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in “Highlights—A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units.” If these amounts were reflected, returns would be less than those shown.

(5)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of Units in the secondary market as discussed above in “Highlights—Brokerage Commissions on Units.” If these amounts were reflected, returns would be less than those shown.

*	Source: NYSE Euronext and The Bank of New York Mellon

GLOSSARY

Page

“20 Basis Point Limit”	9
“Additional Cash Deposit”	35
“Adjustment Day”	46
“Authorized Participant”	5
“Balancing Amount”	46
“Bar Chart”	7
“Beneficial Owners”	10
“Business Day”	3
“Cash Component”	5
“Cash Redemption Payment”	39
“Clearing Process”	5
“Closing Time”	34
“CNS”	5
“Code”	10
“ConvergEx”	63
“Creation Units”	4
“Depository Agreement”	38
“Distributor”	4
“Dividend Equivalent Payment”	5
“Dividend Payment Date”	66
“Dividend Reinvestment Service”	10
“DTC”	5
“DTCC”	33
“DTCC Shares”	33
“DTC Cut-Off Time”	42
“DTC Participant”	5
“ERISA”	59
“ETF”	33
“Evaluation Time”	1
“Ex-Dividend Date”	66
“Excess Cash Amounts”	40
“Exchange”	4
“GAAP”	20
“Index Securities”	3
“Indirect Participants”	37
“Initial Date of Deposit”	2
“IRA”	59
“IRS”	54
“License Agreement”	i
“Marketing Agent”	64
“Misweighting”	43
“Misweighting Amount”	43
“NAV”	3
“NAV Amount”	46
“Non-U.S. Holder”	58
“NSCC”	5
“NSCC Business Day”	14
“NYSE”	3
“NYSE Alternext US”	51
“NYSE Arca”	4
“Participant Agreement”	5
“Participating Party”	5
“Plans”	59
“Portfolio”	3
“Portfolio Deposit”	5
“Portfolio Deposit Amount”	46
“Portfolio Securities”	3
“Qualifying RIC Income”	53
“Record Date”	66
“Request Day”	46
“RIC”	10
“S&P”	3
“S&P MidCap 400 Index”	3
“SEC”	5
“Sponsor”	3
“SSGM”	25
“Table”	7
“Transaction Fee”	9
“Transmittal Date”	33
“Trust”	3
“Trust Agreement”	3
“Trustee”	3
“Trust Units”	3
“Units”	3
“Unitholders”	53
“U.S. Holder”	52
“Weighting Analysis”	44

[This Page Intentionally Left Blank.]

SPDR S&P MIDCAP 400 ETF TRUST
(“SPDR MIDCAP 400 TRUST”)

SPONSOR:
PDR SERVICES LLC

This Prospectus does not include all of the information with respect to the SPDR MidCap 400 Trust set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 33-89088) and

•	Investment Company Act of 1940 (File No. 811-8972).

To obtain copies from the SEC at prescribed rates—
WRITE: Public Reference Section of the SEC
100 F Street, N.E., Washington, D.C. 20549
CALL: 1-800-SEC-0330
VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about the SPDR MidCap 400 Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering the Units. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated January 26, 2012

CONTENTS OF REGISTRATION STATEMENT
This amendment to the Registration Statement on Form S-6 comprises the following papers and documents:
The facing sheet.
The cross-reference sheet.
The prospectus.
The undertaking to file reports.
The signatures.
Written consents of the following persons:
PricewaterhouseCoopers LLP
(included in Exhibit Ex-99.C1)
Davis Polk & Wardwell LLP
(included in Exhibit Ex-99.2)
The following exhibits:

Ex-99.2	Opinion of Counsel as to legality of securities being registered and consent of Counsel.

Ex-99.A9(1)	Chief Compliance Officer Services Agreement dated October 5, 2004.

Ex-99.A9(2)	Addendum to Chief Compliance Officer Services Agreements dated September 1, 2006.

Ex-99.A9(3)	Amendment to Chief Compliance Officer Services Agreement dated October 1, 2009.

Ex-99.A11	Code of Ethics dated and effective January 26, 2012.

Ex-99.C1	Consent of Independent Registered Public Accounting Firm.

FINANCIAL STATEMENTS
1.	Statement of Financial Condition of the Trust as shown in the current Prospectus for this series herewith.
2.	Financial Statements of the Depositor:
PDR Services LLC—Financial Statements, as part of NYSE Euronext’s current consolidated financial statements incorporated by reference to Form 10-K dated February 25, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant, SPDR S&P MidCap 400 ETF Trust, certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of January, 2012.

SPDR S&P MIDCAP 400 ETF TRUST
(Registrant)

By: PDR Services LLC

By:	/s/ Lisa Dallmer

Name: Lisa Dallmer Title: President
     Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below on behalf of PDR Services LLC, the Depositor, by the following persons in the capacities and on the date indicated.

PDR SERVICES LLC		PDR SERVICES LLC

By:	/s/ Lisa Dallmer	By:	/s/ Laura Morrison
	Name: Lisa Dallmer Title: President, PDR Services LLC*		Name: Laura Morrison Title: Vice President, PDR Services LLC

*	The President of PDR Services LLC also undertakes all the duties and responsibilities of, and performs all functions of, the principal financial officer of PDR Services LLC.

EXHIBIT INDEX

Exhibit No.	Title of Document
Ex-99.2	— Opinion of Counsel as to legality of securities being registered and consent of Counsel.

Ex-99.A9(1)	— Chief Compliance Officer Services Agreement dated October 5, 2004.

Ex-99.A9(2)	— Addendum to Chief Compliance Officer Services Agreements dated September 1, 2006.

Ex-99.A9(3)	— Amendment to Chief Compliance Officer Services Agreement dated October 1, 2009.

Ex-99.A11	— Code of Ethics dated and effective January 26, 2012.

Ex-99.C1	— Consent of Independent Registered Public Accounting Firm.